UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

Rydex Series Funds

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Series Funds
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: January 1, 2020 - December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

12.31.2020

Guggenheim Funds Annual Report

Guggenheim Alternative Fund
Guggenheim Multi-Hedge Strategies Fund
Rydex Commodities Fund
Rydex Commodities Strategy Fund

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TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
ALTERNATIVE FUND
MULTI-HEDGE STRATEGIES FUND	10
COMMODITIES FUND
COMMODITIES STRATEGY FUND	56
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	69
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	94
OTHER INFORMATION	96
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	98
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	105
LIQUIDITY RISK MANAGEMENT PROGRAM	109

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2020

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for two alternative strategy funds that are part of the Rydex Series Funds (each a “Fund”). This report covers performance of the Funds for the annual period ended December 31, 2020.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

December 31, 2020

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

The Multi-Hedge Strategies Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risks and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in high yield securities and unrated securities of similar credit quality (“junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The Fund’s exposure to the commodity and currency markets may subject the Fund to greater volatility as commodity- and currency-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry, commodity or currency—such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Fund may also incur transaction costs with the conversion between various currencies. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or short sales or have exposure to high yield/fixed income securities, foreign currencies and/or securities. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund. ● Please read the prospectus for more detailed information regarding these and other risks.

The Commodities Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● To the extent that the Fund’s investments are concentrated in energy-related commodities, the Fund is subject to the risk that this sector will underperform the market as a whole. ● The Fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund is subject to tracking error risks, which may cause the Fund’s performance not to match that of or be lower than the Fund’s underlying benchmark. ● The Fund’s investments in other investment companies subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2020

In what could have been one of the worst years on record for equity investors due to the devastating human and economic cost of the COVID-19 pandemic combined with political unrest in the U.S., the 12-month period ended December 31, 2020, witnessed the Standard & Poor’s 500® (“S&P 500”) Index reach a record high of 3,756.07 from 3,234.85 at the start of the year. This was despite plummeting to 2,237.40 on March 23, 2020 as the effects of the pandemic caused the U.S. economy to stall. This dramatic change in fortune for equity markets was due in large part by a swift, sweeping response to the economic shutdown in March 2020 by the U.S. Federal Reserve (the “Fed”), which has continued to signal its intention to use ultra-accommodative monetary policy to strive toward full employment and 2% inflation via unprecedented measures. The central bank’s commitment to keeping interest rates near zero and its bond-buying program to lessen the risk of corporate defaults resulted in bountiful debt issuance by corporate borrowers and a growing confidence among equity investors that the investment environment would remain benign for the foreseeable future.

As such, our economic outlook for the coming year is positive, owing to another round of COVID-19 relief and more planned by the new administration, plus the expectation for a successful vaccine distribution. The new package, titled the Coronavirus Response and Relief Supplemental Appropriations Act, delivers a $900 billion injection into the economy, bringing total COVID-related aid to over $3.5 trillion including the 2020 bill, or roughly 8.5% of 2020–2021 gross domestic product (“GDP”). On this measure, it is already 3.5x more than the stimulus delivered in the five years following the financial crisis.

The latest round of fiscal stimulus should cause a surge in personal income during the first quarter, and a significant percentage of the population should be vaccinated or immune from prior infection by mid-2021. It is likely that local governments will be able to begin to relax restrictions even before herd immunity is reached since hospitalizations should fall once the elderly are vaccinated. As we move through the year, consumer spending growth should start to accelerate, spurred on by elevated personal savings and strong gains in household net worth. Elsewhere, the housing market will continue to benefit from tight supply and low interest rates, and business investment should rebound as corporations look to put to work record levels of precautionary cash. As a result, we expect real GDP growth to be well above potential for the year.

If the unemployment rate continues to fall at its recent pace and inflation picks up with its usual six-quarter lag behind economic activity, the experience of prior cycles would suggest that the Fed could start its hiking cycle as early as late-2022. However, the change in the Fed’s playbook will keep it sidelined for years as it looks to make up for shortfalls related to its 2% inflation target and no longer worries about an overly tight labor market.

This means the Fed is likely to keep rates at zero for several years beyond the late-2023 liftoff currently priced into the bond market. Similarly, the odds are low of a tapering of the Fed’s bond purchases in 2021. While we believe the government response to the pandemic was necessary and appropriate, investors are already paying some price with more elevated valuations due in part

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(continued)	December 31, 2020

to the Fed’s aggressive relaunch of quantitative easing. Under these circumstances, investors will likely continue to take on more risk as long as more fiscal support is underway and while the Fed remains willing to backstop credit markets to support financial conditions.

For the 12-month period ended December 31, 2020, the S&P 500 Index* returned 18.40%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 7.82%. The return of the MSCI Emerging Markets Index* was 15.84%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 7.51% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 7.11%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.67% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2020

S&P Goldman Sachs Commodity Index (S&P GSCI®), a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2020 and ending December 31, 2020.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Multi-Hedge Strategies Fund
A-Class	2.26%	2.67%	$ 1,000.00	$ 1,026.70	$ 11.54
C-Class	3.05%	2.27%	1,000.00	1,022.70	15.55
P-Class	2.34%	2.65%	1,000.00	1,026.50	11.95
Institutional Class	1.88%	2.81%	1,000.00	1,028.10	9.61
Commodities Strategy Fund
A-Class	6.61%	19.22%	1,000.00	1,192.20	36.52
C-Class	8.23%	18.78%	1,000.00	1,187.80	45.38
H-Class	6.83%	19.21%	1,000.00	1,192.10	37.74

Table 2. Based on hypothetical 5% return (before expenses)
Multi-Hedge Strategies Fund
A-Class	2.26%	5.00%	$ 1,000.00	$ 1,013.81	$ 11.47
C-Class	3.05%	5.00%	1,000.00	1,009.83	15.45
P-Class	2.34%	5.00%	1,000.00	1,013.41	11.88
Institutional Class	1.88%	5.00%	1,000.00	1,015.73	9.55
Commodities Strategy Fund
A-Class	6.61%	5.00%	1,000.00	991.88	33.19
C-Class	8.23%	5.00%	1,000.00	983.72	41.15
H-Class	6.83%	5.00%	1,000.00	990.77	34.27

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents net expenses which include interest and dividend expenses related to securities sold short. Excluding short interest and dividend expenses, the net expense ratio of the Multi-Hedge Strategies Fund would be 1.36%, 2.11%, 1.36% and 1.12% for the A-Class, C-Class, P-Class and Institutional Class, respectively.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period June 30, 2020 to December 31, 2020.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks to provide long-term capital appreciation with less risk than traditional equity funds.

The Fund seeks capital appreciation with low correlation to equity and fixed income markets, while doing so with low risk*–typically in the 5% to 8% range.

For the one-year period ended December 31, 2020, the Institutional Class shares of the Fund produced a return of 7.70%.

The Fund succeeded in maintaining low correlation with stock and bond indices, as its correlation with the S&P 500 and the Bloomberg Barclays U.S. Aggregate Bond Index came in at 58% and -1%, respectively. During the period, the Fund experienced 7.6% risk, as measured by annualized daily return standard deviation.

The Fund outperformed the HFRX Global Hedge Fund Index, which returned 6.81% for the year. The HFRX Global Hedge Fund Index had a correlation of 59% with the S&P 500 and a 16% correlation to the Bloomberg Barclays U.S. Aggregate Bond Index in 2020.

Four of the five hedge fund strategies used within the Fund contributed positively to Fund returns in 2020. Specifically, Equity Market Neutral, Global Macro, Merger Arbitrage, and Long/Short Equity strategies were positive contributors for the year.

The Fund held derivatives for a number of reasons, including liquidity, leverage, speculation, and hedging. Derivatives were liquid and allowed the Fund to gain leveraged access to markets in order to express investment views and to hedge exposures. During the year, derivatives were used within the Global Macro, Long/Short Equity, and Equity Market Neutral strategies and to a limited extent in the Merger Arbitrage strategy. Overall, the use of derivatives had a positive contribution to Fund performance for the year.

Guggenheim Ultra Short Duration Fund and Guggenheim Strategy Funds were utilized within the Fund to achieve higher yields than what would otherwise be achieved through overnight repurchase agreements or short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

*

Risk is measured by standard deviation, a statistic of the historical volatility of an investment, usually computed using the most recent 36-monthly returns and then annualized. More generally, it is a measure of the extent to which numbers are spread around their average. The higher the number, the more volatility is to be expected.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2020

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2020

Inception Dates:
Institutional Class	May 3, 2010
A-Class	September 19, 2005
C-Class	September 19, 2005
P-Class	September 19, 2005

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	13.9%
Guggenheim Strategy Fund II	9.2%
Tiffany & Co.	3.3%
Willis Towers Watson plc	2.5%
Varian Medical Systems, Inc.	2.3%
National General Holdings Corp.	2.2%
Eaton Vance Corp.	1.9%
Maxim Integrated Products, Inc.	1.6%
Navistar International Corp.	1.5%
Guggenheim Strategy Fund III	1.4%
Top Ten Total	39.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Average Annual Returns*

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
A-Class Shares	7.39%	2.03%	2.30%
A-Class Shares with sales charge‡	2.30%	1.04%	1.80%
C-Class Shares	6.57%	1.29%	1.54%
C-Class Shares with CDSC§	5.57%	1.29%	1.54%
P-Class Shares	7.40%	2.06%	2.32%
Institutional Class Shares	7.70%	2.29%	2.55%
S&P 500 Index	18.40%	15.22%	13.88%
HFRX Global Hedge Fund Index	6.81%	3.29%	1.27%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and HFRX Global Hedge Fund Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class share and P-Class shares only; performance for C-Class and Institutional Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
COMMON STOCKS† - 34.9%

Financial - 10.0%
Willis Towers Watson plc[1]	5,948	$1,253,125
National General Holdings Corp.[1]	32,141	1,098,579
Eaton Vance Corp.[1]	14,039	953,670
Front Yard Residential Corp. REIT[1]	41,457	671,603
Dime Community Bancshares, Inc.[1]	19,209	302,926
TCF Financial Corp.	8,179	302,787
Waddell & Reed Financial, Inc. — Class A	11,811	300,826
Genworth Financial, Inc. — Class A*	38,492	145,500
Total Financial		5,029,016

Technology - 7.5%
Maxim Integrated Products, Inc.[1]	9,302	824,622
Virtusa Corp.*,1	12,469	637,540
RealPage, Inc.*	6,903	602,218
Xilinx, Inc.	4,207	596,427
Slack Technologies, Inc. — Class A*	13,679	577,801
Inphi Corp.*	2,232	358,169
MTS Systems Corp.*	3,076	178,900
Total Technology		3,775,677

Consumer, Cyclical - 7.1%
Tiffany & Co.[1]	12,569	1,652,195
Navistar International Corp.*	16,809	738,924
BMC Stock Holdings, Inc.*,1	11,622	623,869
Sportsman’s Warehouse Holdings, Inc.*,††	16,974	297,894
Foundation Building Materials, Inc.*	15,112	290,301
Total Consumer, Cyclical		3,603,183

Consumer, Non-cyclical - 5.6%
Varian Medical Systems, Inc.*,1	6,700	1,172,567
IHS Markit Ltd.	5,976	536,824
Alexion Pharmaceuticals, Inc.*	1,952	304,981
HMS Holdings Corp.*	8,184	300,762
American Renal Associates Holdings, Inc.*	25,999	297,688
Cellular Biomedicine Group, Inc.*	12,126	222,876
Total Consumer, Non-cyclical		2,835,698

Industrial - 2.3%
Fitbit, Inc. — Class A*,1	86,358	587,234
SEACOR Holdings, Inc.*	7,232	299,766
Aerojet Rocketdyne Holdings, Inc.*	5,057	267,263
Total Industrial		1,154,263

Communications - 1.8%
Cincinnati Bell, Inc.*,1	41,474	633,815
Endurance International Group Holdings, Inc.*	30,998	292,931
Total Communications		926,746

Utilities - 0.6%
PNM Resources, Inc.[1]	6,252	303,410

Total Common Stocks
(Cost $16,836,425)		17,627,993

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
RIGHTS† - 0.0%
Consumer, Non-cyclical - 0.0%
Bristol-Myers Squibb Co.	6,173	$4,260
Lantheus Holdings, Inc.	42,000	—
Alexion Pharmaceuticals, Inc.	34,843	—
Total Consumer, Non-cyclical		4,260

Total Rights
(Cost $14,198)		4,260

MUTUAL FUNDS† - 24.5%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	703,602	7,021,947
Guggenheim Strategy Fund II2	184,502	4,605,176
Guggenheim Strategy Fund III[2]	28,626	718,511
Total Mutual Funds
(Cost $12,287,337)		12,345,634

CLOSED-END FUNDS† - 9.0%
Apollo Senior Floating Rate Fund, Inc.	9,692	139,567
Nuveen Short Duration Credit Opportunities Fund	10,430	139,345
BrandywineGLOBAL Global Income Opportunities Fund, Inc.	11,035	137,827
Western Asset Inflation-Linked Opportunities & Income Fund	11,100	137,751
Royce Micro-Capital Trust, Inc.	13,562	137,247
Western Asset Emerging Markets Debt Fund, Inc.	9,808	136,331
PGIM Global High Yield Fund, Inc.	9,360	136,001
Morgan Stanley Emerging Markets Debt Fund, Inc.	14,635	135,520
BlackRock California Municipal Income Trust	9,503	135,228
Nuveen Floating Rate Income Opportunity Fund	15,571	134,845
Nuveen New Jersey Quality Municipal Income Fund	9,281	133,368
Invesco Senior Income Trust	33,104	131,754
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	20,799	130,826
BlackRock Resources & Commodities Strategy Trust	15,752	116,722
CBRE Clarion Global Real Estate Income Fund	16,601	114,215
LMP Capital and Income Fund, Inc.	9,357	109,009
Nuveen Real Asset Income and Growth Fund	7,401	99,617
Tortoise Power and Energy Infrastructure Fund, Inc.	8,902	98,634
General American Investors Company, Inc.	2,605	96,880
Lazard Global Total Return and Income Fund, Inc.	5,048	89,905

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Miller/Howard High Dividend Fund	9,103	$70,548
Gabelli Global Small and Mid Capital Value Trust	4,954	64,650
Nuveen Real Estate Income Fund	7,362	62,135
Franklin Universal Trust	7,190	53,853
Neuberger Berman California Municipal Fund, Inc.	3,509	47,722
Gabelli Healthcare & WellnessRx Trust	3,835	45,828
Voya Infrastructure Industrials and Materials Fund	4,436	45,691
Clough Global Equity Fund	3,080	42,258
Neuberger Berman New York Municipal Fund, Inc.	2,841	35,030
Nuveen Floating Rate Income Fund	3,880	33,911
Nuveen Ohio Quality Municipal Income Fund	1,853	29,009
European Equity Fund, Inc.	2,134	22,194
New Germany Fund, Inc.	1,053	20,039
Aberdeen Japan Equity Fund, Inc.	2,075	19,609
Adams Diversified Equity Fund, Inc.	1,077	18,621
Delaware Investments National Municipal Income Fund	1,368	18,017
Nuveen Senior Income Fund	2,169	11,257
Ellsworth Growth and Income Fund Ltd.	711	9,862
Korea Fund, Inc.	244	9,845
Bancroft Fund Ltd.	323	9,735
Herzfeld Caribbean Basin Fund, Inc.	1,896	9,689
Tekla Healthcare Investors	402	9,579
AllianzGI Diversified Income & Convertible Fund	292	9,543
New Ireland Fund, Inc.	919	9,539
Franklin Limited Duration Income Trust	1,008	9,495
Cohen & Steers Closed-End Opportunity Fund, Inc.	763	9,476
Templeton Emerging Markets Fund/United States	504	9,435
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	373	9,426
Eaton Vance Tax-Advantaged Global Dividend Income Fund	516	9,417
Nuveen New York Select Tax-Free Income Portfolio	664	9,416
AllianzGI Convertible & Income Fund	1,625	9,327
Gabelli Convertible and Income Securities Fund, Inc.	1,488	9,300

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Tekla Healthcare Opportunities Fund	456	$9,293
Nuveen Global High Income Fund	597	9,283
AllianzGI Convertible & Income Fund II	1,822	9,274
Tekla Life Sciences Investors	469	9,263
Central and Eastern Europe Fund, Inc.	384	9,243
Invesco Bond Fund	424	9,235
Royce Value Trust, Inc.	572	9,232
Gabelli Global Utility & Income Trust	500	9,210
Calamos Convertible Opportunities and Income Fund	680	9,207
Liberty All-Star Equity Fund	1,334	9,205
Swiss Helvetia Fund, Inc.	1,028	9,190
First Trust Dynamic Europe Equity Income Fund	777	9,169
Aberdeen Global Dynamic Dividend Fund	877	9,156
Ivy High Income Opportunities Fund	689	9,150
Virtus Total Return Fund, Inc.	1,042	9,149
Aberdeen Australia Equity Fund, Inc.	1,735	9,143
Calamos Convertible and High Income Fund	640	9,139
First Trust Aberdeen Emerging Opportunity Fund	638	9,136
Nuveen Core Equity Alpha Fund	649	9,131
Calamos Dynamic Convertible & Income Fund	324	9,127
AllianceBernstein Global High Income Fund, Inc.	775	9,122
Delaware Investments Dividend & Income Fund, Inc.	984	9,102
MFS High Income Municipal Trust	1,795	9,101
BlackRock MuniYield Quality Fund III, Inc.	629	9,089
BlackRock Municipal Income Quality Trust	599	9,087
Nuveen Tax-Advantaged Dividend Growth Fund	638	9,072
Western Asset Inflation - Linked Securities & Income Fund	665	9,071
Virtus Global Multi-Sector Income Fund	749	9,070
BlackRock Multi-Sector Income Trust	517	9,068
BlackRock MuniHoldings Quality Fund II, Inc.	664	9,064
Aberdeen Total Dynamic Dividend Fund	1,024	9,062
Nuveen Tax-Advantaged Total Return Strategy Fund	962	9,062

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Nuveen Municipal Credit Income Fund	562	$9,059
Nuveen Pennsylvania Quality Municipal Income Fund	626	9,058
Wells Fargo Income Opportunities Fund	1,110	9,058
Invesco Trust for Investment Grade New York Municipals	693	9,044
Tri-Continental Corp.	307	9,036
Invesco California Value Municipal Income Trust	683	9,036
Gabelli Dividend & Income Trust	421	9,035
Nuveen Maryland Quality Municipal Income Fund	639	9,016
Duff & Phelps Utility and Infrastructure Fund, Inc.	739	9,016
BlackRock MuniYield Pennsylvania Quality Fund	604	9,012
BlackRock MuniYield California Fund, Inc.	609	9,007
Nuveen Georgia Quality Municipal Income Fund	689	9,005
Eaton Vance Floating-Rate Income Plus Fund	579	9,003
BNY Mellon Strategic Municipal Bond Fund, Inc.	1,144	9,003
Eaton Vance Municipal Bond Fund	662	9,003
BlackRock New York Municipal Income Trust	617	9,002
BlackRock MuniHoldings California Quality Fund, Inc.	600	9,000
Wells Fargo Global Dividend Opportunity Fund	1,854	8,992
DWS Municipal Income Trust	773	8,990
Invesco Quality Municipal Income Trust	689	8,985
Nuveen New York AMT-Free Quality Municipal Income Fund	664	8,984
Western Asset Premier Bond Fund	634	8,984
AllianceBernstein National Municipal Income Fund, Inc.	623	8,984
Source Capital, Inc.	225	8,980
BlackRock New York Municipal Income Trust II	619	8,975
BlackRock MuniYield Quality Fund II, Inc.	642	8,975
Wells Fargo Multi-Sector Income Fund	739	8,971
Invesco Pennsylvania Value Municipal Income Trust	703	8,970
Federated Hermes Premier Municipal Income Fund	606	8,969

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
BlackRock Muni Intermediate Duration Fund, Inc.	603	$8,967
BlackRock Municipal 2030 Target Term Trust	349	8,962
Eaton Vance Senior Income Trust	1,409	8,961
Nuveen Quality Municipal Income Fund	583	8,961
BlackRock MuniYield New Jersey Fund, Inc.	620	8,959
BlackRock MuniHoldings Fund, Inc.	553	8,959
Nuveen AMT-Free Quality Municipal Income Fund	593	8,954
MFS Investment Grade Municipal Trust	913	8,947
Eaton Vance New York Municipal Income Trust	640	8,947
PIMCO New York Municipal Income Fund II	823	8,946
Invesco Trust for Investment Grade Municipals	677	8,943
Eaton Vance New York Municipal Bond Fund	728	8,940
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund	1,068	8,939
BlackRock MuniYield Michigan Quality Fund, Inc.	613	8,931
Western Asset Municipal High Income Fund, Inc.	1,189	8,929
Sprott Focus Trust, Inc.	1,294	8,929
Western Asset Managed Municipals Fund, Inc.	695	8,924
BlackRock MuniVest Fund, Inc.	971	8,924
BNY Mellon Municipal Income, Inc.	1,006	8,923
MFS High Yield Municipal Trust	2,028	8,923
BlackRock MuniHoldings New York Quality Fund, Inc.	632	8,918
Aberdeen Global Premier Properties Fund	1,695	8,916
Pioneer Municipal High Income Advantage Trust	765	8,912
Western Asset Municipal Partners Fund, Inc.	596	8,910
PGIM High Yield Bond Fund, Inc.	594	8,910
Invesco Municipal Opportunity Trust	695	8,910
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	616	8,907
Eaton Vance California Municipal Income Trust	650	8,902
Nuveen New York Quality Municipal Income Fund	629	8,900

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Eaton Vance California Municipal Bond Fund	757	$8,895
BlackRock MuniYield New York Quality Fund, Inc.	669	8,891
Invesco Value Municipal Income Trust	568	8,889
Nuveen California AMT-Free Quality Municipal Income Fund	564	8,889
Western Asset Intermediate Muni Fund, Inc.	966	8,887
Delaware Investments Colorado Municipal Income Fund, Inc.	624	8,879
First Trust High Income Long/Short Fund	601	8,877
Voya International High Dividend Equity Income Fund	1,938	8,876
Invesco Advantage Municipal Income Trust II	782	8,876
MFS Multimarket Income Trust	1,451	8,866
Nuveen Michigan Quality Municipal Income Fund	600	8,856
Nuveen AMT-Free Municipal Value Fund	539	8,856
BlackRock MuniYield Fund, Inc.	617	8,854
BlackRock Debt Strategies Fund, Inc.	847	8,851
Invesco High Income Trust II	651	8,847
DWS Strategic Municipal Income Trust	776	8,846
Invesco Municipal Trust	690	8,846
Pioneer Municipal High Income Trust	711	8,845
Eaton Vance Municipal Income Trust	661	8,844
John Hancock Investors Trust	512	8,842
Nuveen California Quality Municipal Income Fund	583	8,838
MFS Municipal Income Trust	1,321	8,824
Insight Select Income Fund	413	8,822
Eaton Vance Tax-Managed Buy-Write Fund	891	8,821
First Trust Senior Floating Rate Income Fund II	759	8,820
Nuveen Credit Strategies Income Fund	1,393	8,818
BlackRock MuniHoldings Investment Quality Fund	626	8,814
Voya Asia Pacific High Dividend Equity Income Fund	1,021	8,811
John Hancock Tax-Advantaged Global Shareholder Yield Fund	1,593	8,809
BlackRock Municipal Income Investment Trust	659	8,804

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
BlackRock Floating Rate Income Strategies Fund, Inc.	727	$8,804
Voya Emerging Markets High Income Dividend Equity Fund	1,210	8,785
BlackRock New York Municipal Income Quality Trust	644	8,778
Delaware Investments Minnesota Municipal Income Fund II, Inc.	669	8,777
John Hancock Tax-Advantaged Dividend Income Fund	417	8,774
BlackRock Limited Duration Income Trust	551	8,772
Eaton Vance Floating-Rate Income Trust	666	8,765
Voya Prime Rate Trust	1,960	8,761
Credit Suisse Asset Management Income Fund, Inc.	2,781	8,760
Eaton Vance Senior Floating-Rate Trust	688	8,758
BlackRock MuniHoldings Quality Fund, Inc.	662	8,752
Nuveen New York Municipal Value Fund 2	590	8,750
BNY Mellon High Yield Strategies Fund	2,911	8,733
Nuveen California Municipal Value Fund 2	566	8,722
BlackRock Floating Rate Income Trust	737	8,689
BlackRock Credit Allocation Income Trust	590	8,679
DTF Tax-Free Income, Inc.	582	8,672
Credit Suisse High Yield Bond Fund	3,793	8,648
Nuveen New Jersey Municipal Value Fund	617	8,648
Western Asset High Income Opportunity Fund, Inc.	1,738	8,603
Nuveen Pennsylvania Municipal Value Fund	186	2,654
Neuberger Berman High Yield Strategies Fund, Inc.	203	2,373
Total Closed-End Funds
(Cost $4,026,054)		4,532,308

	Face Amount
U.S. TREASURY BILLS†† - 14.1%
U.S. Treasury Bills
0.08% due 04/08/21[3,4]	$3,865,000	3,864,243
0.08% due 01/28/21[4,5]	3,211,000	3,210,877
Total U.S. Treasury Bills
(Cost $7,074,980)		7,075,120

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,6 - 15.2%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	$4,245,938	$4,245,938
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	1,768,903	1,768,903
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	1,637,873	1,637,873
Total Repurchase Agreements
(Cost $7,652,714)		7,652,714

Total Investments - 97.7%
(Cost $47,891,708)		$49,238,029

	Shares
COMMON STOCKS SOLD SHORT† - (11.7)%
Industrial - (1.2)%
Builders FirstSource, Inc.*	15,254	(622,516)

Consumer, Non-cyclical - (1.5)%
AstraZeneca plc ADR	4,147	(207,309)
S&P Global, Inc.	1,696	(557,526)
Total Consumer, Non-cyclical		(764,835)

Technology - (4.0)%
salesforce.com, Inc.*	1,061	(236,105)
Marvell Technology Group Ltd.	5,185	(246,495)
Advanced Micro Devices, Inc.*	7,250	(664,897)
Analog Devices, Inc.	5,860	(865,698)
Total Technology		(2,013,195)

Financial - (5.0)%
Bridge Bancorp, Inc.	12,447	(300,969)
Huntington Bancshares, Inc.	24,560	(310,193)
Morgan Stanley	8,189	(561,192)
Aon plc — Class A	6,424	(1,357,199)
Total Financial		(2,529,553)

Total Common Stocks Sold Short
(Proceeds $5,167,738)		(5,930,099)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (9.7)%
iShares Mortgage Real Estate ETF	58	(1,848)
iShares Latin America 40 ETF	83	(2,436)
iShares Agency Bond ETF	22	(2,630)
iShares MSCI All Country Asia ex Japan ETF	31	(2,778)
iShares Core High Dividend ETF	45	(3,945)
SPDR S&P Biotech ETF	62	(8,728)
SPDR Gold Shares — Class D*	55	(9,810)
Utilities Select Sector SPDR Fund	202	(12,666)
iShares Preferred & Income Securities ETF	348	(13,401)
iShares MSCI Emerging Markets ETF	270	(13,951)
VanEck Vectors Gold Miners ETF	632	(22,765)
iShares 7-10 Year Treasury Bond ETF	233	(27,948)
Health Care Select Sector SPDR Fund	411	(46,624)
iShares Russell 1000 Growth ETF	205	(49,434)
Energy Select Sector SPDR Fund	1,323	(50,142)

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
iShares iBoxx $ Investment Grade Corporate Bond ETF	414	$(57,186)
iShares TIPS Bond ETF	457	(58,336)
SPDR Bloomberg Barclays Convertible Securities ETF	873	(72,276)
iShares Core U.S. Aggregate Bond ETF	1,154	(136,391)
VanEck Vectors High Yield Muni ETF	2,590	(159,388)
iShares U.S. Real Estate ETF	1,889	(161,793)
iShares Russell 1000 Value ETF	1,658	(226,698)
iShares Russell 2000 Index ETF	1,459	(286,052)
SPDR S&P 500 ETF Trust	793	(296,487)
iShares JP Morgan USD Emerging Markets Bond ETF	2,853	(330,691)
iShares iBoxx High Yield Corporate Bond ETF	3,811	(332,700)
iShares MSCI EAFE ETF	6,070	(442,867)
iShares Floating Rate Bond ETF	9,288	(471,087)
Invesco Senior Loan ETF	24,799	(552,522)
iShares National Muni Bond ETF	8,770	(1,027,844)
Total Exchange-Traded Funds Sold Short
(Proceeds $4,667,836)		(4,881,424)

Total Securities Sold Short - (21.4)%
(Proceeds $9,835,574)		$(10,811,523)
Other Assets & Liabilities, net - 23.7%		11,944,447
Total Net Assets - 100.0%		$50,370,953

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased†
Wheat Futures Contracts	100	Jul 2021	$3,150,000	$173,531
Sugar #11 Futures Contracts	222	Apr 2021	3,652,522	149,134
Live Cattle Futures Contracts	104	Jun 2021	4,770,480	99,848
Corn Futures Contracts	33	Mar 2021	801,488	96,514
Soybean Futures Contracts	13	Mar 2021	851,500	79,149
Gasoline RBOB Futures Contracts	31	Jan 2021	1,837,643	77,986
Soybean Oil Futures Contracts	23	Mar 2021	585,672	51,267
Copper Futures Contracts	3	Mar 2021	264,300	28,716
Cotton #2 Futures Contracts	7	Mar 2021	273,735	23,883
Brent Crude Futures Contracts	7	Jan 2021	362,040	20,638
Soybean Meal Futures Contracts	20	Mar 2021	858,200	20,140
Silver Futures Contracts	1	Mar 2021	132,775	10,772
Sugar #11 Futures Contracts	47	Jun 2021	746,435	6,169
Gold 100 oz. Futures Contracts	1	Feb 2021	190,370	3,557

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased† (continued)
WTI Crude Futures Contracts	7	Jan 2021	$339,150	$3,330
LME Nickel Futures Contracts	2	Feb 2021	199,032	(1,280)
Cocoa Futures Contracts	4	Mar 2021	103,880	(6,213)
LME Primary Aluminum Futures Contracts	7	Feb 2021	346,978	(8,687)
LME Zinc Futures Contracts	4	Feb 2021	274,176	(10,911)
LME Lead Futures Contracts	8	Feb 2021	397,820	(23,654)
Natural Gas Futures Contracts	80	Feb 2021	2,024,800	(74,454)
			$22,162,996	$719,435
Currency Futures Contracts Purchased†
British Pound Futures Contracts	98	Mar 2021	$8,379,613	$196,760
Canadian Dollar Futures Contracts	150	Mar 2021	11,790,750	66,006
New Zealand Dollar Futures Contracts	36	Mar 2021	2,590,920	54,740
Japanese Yen Futures Contracts	49	Mar 2021	5,936,656	37,038
Euro FX Futures Contracts	21	Mar 2021	3,211,950	18,501
			$31,909,889	$373,045
Interest Rate Futures Contracts Purchased†
Australian Government 10 Year Bond Futures Contracts	84	Mar 2021	$9,537,446	$36,700
Euro - BTP Italian Government Bond Futures Contracts††	21	Mar 2021	3,903,116	29,584
U.S. Treasury 10 Year Note Futures Contracts	91	Mar 2021	12,559,422	13,056
Euro - 30 year Bond Futures Contracts††	6	Mar 2021	1,654,839	11,485
			$27,654,823	$90,825
Equity Futures Contracts Purchased†
Tokyo Stock Price Index Futures Contracts	2	Mar 2021	$351,679	$8,114
Nikkei 225 (OSE) Index Futures Contracts	1	Mar 2021	266,868	7,657
Amsterdam Index Futures Contracts††	1	Jan 2021	153,588	3,345
CBOE Volatility Index Futures Contracts	5	Jun 2021	129,750	1,244
CAC 40 10 Euro Index Futures Contracts††	1	Jan 2021	68,276	1,033
SPI 200 Index Futures Contracts	1	Mar 2021	127,747	686
Russell 2000 Index Mini Futures Contracts	2	Mar 2021	197,420	(4)
S&P 500 Index Mini Futures Contracts	1	Mar 2021	187,213	(152)
NASDAQ-100 Index Mini Futures Contracts	1	Mar 2021	257,385	(197)
OMX Stockholm 30 Index Futures Contracts††	9	Jan 2021	206,178	(668)
CBOE Volatility Index Futures Contracts	99	Jan 2021	2,344,320	(1,971)
S&P/TSX 60 IX Index Futures Contracts	2	Mar 2021	323,234	(4,176)
			$4,613,658	$14,911

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Sold Short†
Long Gilt Futures Contracts	23	Mar 2021	$4,260,739	$2,767
U.S. Treasury Long Bond Futures Contracts	2	Mar 2021	345,875	480
U.S. Treasury Ultra Long Bond Futures Contracts	1	Mar 2021	213,063	431
Canadian Government 10 Year Bond Futures Contracts	32	Mar 2021	3,750,633	235
Euro - Bund Futures Contracts††	4	Mar 2021	869,306	(1,097)
Euro - OATS Futures Contracts††	9	Mar 2021	1,848,057	(2,126)
			$11,287,673	$690
Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	100	Feb 2021	$2,556,000	$27,014
CBOE Volatility Index Futures Contracts	48	Mar 2021	1,237,920	(3,058)
FTSE 100 Index Futures Contracts††	12	Mar 2021	1,065,517	(19,887)
DAX Index Futures Contracts††	2	Mar 2021	838,672	(29,920)
Euro STOXX 50 Index Futures Contracts††	21	Mar 2021	912,199	(31,906)
			$6,610,308	$(57,757)
Currency Futures Contracts Sold Short†
Swiss Franc Futures Contracts	137	Mar 2021	$19,383,788	$(57,496)
Australian Dollar Futures Contracts	45	Mar 2021	3,471,300	(98,490)
			$22,855,088	$(155,986)
Commodity Futures Contracts Sold Short†
Natural Gas Futures Contracts	16	Jan 2021	$406,400	$22,519
NY Harbor ULSD Futures Contracts	4	Jan 2021	249,413	(665)
Live Cattle Futures Contracts	1	Feb 2021	46,050	(793)
Lean Hogs Futures Contracts	1	Feb 2021	28,140	(1,951)
Cattle Feeder Futures Contracts	13	Mar 2021	910,813	(8,190)
Low Sulphur Gas Oil Futures Contracts	6	Feb 2021	256,350	(13,660)
Hard Red Winter Wheat Futures Contracts	7	Mar 2021	212,013	(16,083)
Coffee ‘C’ Futures Contracts	10	Mar 2021	477,375	(39,500)
Wheat Futures Contracts	89	Mar 2021	2,855,788	(49,579)
Gasoline RBOB Futures Contracts	26	Mar 2021	1,669,340	(49,647)
Live Cattle Futures Contracts	85	Apr 2021	4,056,200	(62,812)
Natural Gas Futures Contracts	104	Mar 2021	2,648,880	(104,265)
Sugar #11 Futures Contracts	179	Feb 2021	3,107,440	(171,281)
			$16,924,202	$(495,907)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements ††
Morgan Stanley Capital Services LLC	MS Long/Short Equity Custom Basket	0.49% (Federal Funds Rate + 0.40%)	At Maturity	08/31/23	$9,722,774	$1,004,780
Goldman Sachs International	GS Long/Short Equity Custom Basket	0.54% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	9,722,774	984,215
Morgan Stanley Capital Services LLC	MS Equity Market Neutral Custom Basket	0.49% (Federal Funds Rate + 0.40%)	At Maturity	08/31/23	4,366,135	440,298
Goldman Sachs International	GS Equity Market Neutral Custom Basket	0.54% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	4,365,023	386,962
					$28,176,706	$2,816,255
OTC Custom Basket Swap Agreements Sold Short ††
Goldman Sachs International	GS Equity Market Neutral Custom Basket	(0.11%) (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	$4,105,814	$(256,242)
Morgan Stanley Capital Services LLC	MS Equity Market Neutral Custom Basket	(0.21%) (Federal Funds Rate - 0.30%)	At Maturity	08/31/23	4,105,418	(257,184)
Morgan Stanley Capital Services LLC	MS Long/Short Equity Custom Basket	(0.21%) (Federal Funds Rate - 0.30%)	At Maturity	08/31/23	6,212,473	(814,205)
Goldman Sachs International	GS Long/Short Equity Custom Basket	(0.11%) (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	6,212,409	(815,155)
					$20,636,114	$(2,142,786)

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS LONG/SHORT EQUITY LONG CUSTOM BASKET
Financial
MetLife, Inc.	2,477	1.17%	$19,483
Allstate Corp.	1,145	1.27%	12,321
Travelers Companies, Inc.	462	0.67%	9,568
Hartford Financial Services Group, Inc.	926	0.47%	8,805
Synchrony Financial	1,073	0.38%	8,569
Ameriprise Financial, Inc.	218	0.44%	7,152
Aflac, Inc.	926	0.42%	6,441
JPMorgan Chase & Co.	196	0.26%	5,878
M&T Bank Corp.	194	0.25%	3,897
Bank of America Corp.	837	0.26%	3,314
Berkshire Hathaway, Inc. — Class B	340	0.81%	2,530
Western Union Co.	2,468	0.56%	1,487
SEI Investments Co.	529	0.31%	393
Equity Residential	1,138	0.69%	327
Piedmont Office Realty Trust, Inc. — Class A	3,435	0.57%	(559)
Highwoods Properties, Inc.	2,026	0.83%	(1,151)
Total Financial			88,455

Industrial
AGCO Corp.	741	0.79%	22,893
TE Connectivity Ltd.	643	0.80%	21,346
Snap-on, Inc.	435	0.77%	20,477
Caterpillar, Inc.	278	0.52%	17,689
Timken Co.	676	0.54%	17,294
Vishay Intertechnology, Inc.	3,402	0.72%	15,347
Terex Corp.	1,008	0.36%	15,087
Regal Beloit Corp.	335	0.42%	13,695
Lincoln Electric Holdings, Inc.	393	0.47%	12,460
Hubbell, Inc.	556	0.90%	12,151
Garmin Ltd.	381	0.47%	11,184
Waters Corp.	195	0.50%	11,138
Owens Corning	459	0.36%	10,595
Eaton Corporation plc	258	0.32%	6,954
Arrow Electronics, Inc.	535	0.54%	6,837
Oshkosh Corp.	618	0.55%	6,305
Acuity Brands, Inc.	265	0.33%	5,229
National Instruments Corp.	640	0.29%	4,361
Keysight Technologies, Inc.	311	0.42%	4,280
Trane Technologies plc	159	0.24%	3,851
Dover Corp.	193	0.25%	3,304
Pentair plc	513	0.28%	3,107
PerkinElmer, Inc.	186	0.27%	3,044
A O Smith Corp.	441	0.25%	1,924
Energizer Holdings, Inc.	738	0.32%	1,737
Lennox International, Inc.	77	0.22%	416
3M Co.	276	0.50%	(368)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
General Dynamics Corp.	322	0.49%	$(1,334)
Masco Corp.	1,107	0.63%	(1,520)
Lockheed Martin Corp.	122	0.45%	(3,244)
Total Industrial			246,239

Consumer, Cyclical
Gentherm, Inc.	1,395	0.94%	35,505
Gentex Corp.	3,342	1.17%	25,133
Autoliv, Inc.	773	0.73%	23,455
Lear Corp.	325	0.53%	16,561
Cummins, Inc.	175	0.41%	13,594
Dolby Laboratories, Inc. — Class A	263	0.26%	8,216
Hanesbrands, Inc.	1,696	0.25%	7,573
Brunswick Corp.	533	0.42%	6,836
MSC Industrial Direct Company, Inc. — Class A	352	0.31%	6,343
Allison Transmission Holdings, Inc.	1,832	0.81%	5,566
AutoNation, Inc.	632	0.45%	3,047
Lowe’s Companies, Inc.	403	0.67%	2,036
Genuine Parts Co.	757	0.78%	1,913
AutoZone, Inc.	46	0.56%	1,794
PACCAR, Inc.	649	0.58%	1,360
Lennar Corp. — Class A	531	0.42%	(512)
PulteGroup, Inc.	953	0.42%	(1,113)
Meritage Homes Corp.	361	0.31%	(2,818)
Best Buy Company, Inc.	943	0.97%	(9,703)
Total Consumer, Cyclical			144,786

Consumer, Non-cyclical
United Rentals, Inc.	308	0.73%	23,615
McKesson Corp.	502	0.90%	19,828
United Therapeutics Corp.	429	0.67%	18,490
Rent-A-Center, Inc.	1,170	0.46%	17,705
DaVita, Inc.	712	0.86%	16,775
Eli Lilly & Co.	236	0.41%	14,606
Jazz Pharmaceuticals plc	314	0.53%	13,678
Quanta Services, Inc.	830	0.61%	12,813
Johnson & Johnson	606	0.98%	11,104
Colgate-Palmolive Co.	1,128	0.99%	10,402
Philip Morris International, Inc.	1,332	1.13%	10,136
Alexion Pharmaceuticals, Inc.	201	0.32%	10,049
UnitedHealth Group, Inc.	211	0.76%	8,912
Procter & Gamble Co.	605	0.87%	7,733
Molson Coors Beverage Co. — Class B	2,557	1.19%	7,341
Cardinal Health, Inc.	1,489	0.82%	6,965
Kraft Heinz Co.	2,713	0.97%	6,793
Anthem, Inc.	132	0.44%	5,622
Amgen, Inc.	469	1.11%	5,593
Cigna Corp.	184	0.39%	5,360
Molina Healthcare, Inc.	146	0.32%	5,150
J M Smucker Co.	539	0.64%	5,035

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Medtronic plc	208	0.25%	$4,848
Constellation Brands, Inc. — Class A	156	0.35%	4,363
Post Holdings, Inc.	492	0.51%	4,263
Pfizer, Inc.	1,328	0.50%	3,792
Kimberly-Clark Corp.	657	0.91%	3,599
Mondelez International, Inc. — Class A	702	0.42%	3,439
Chemed Corp.	50	0.27%	3,156
Conagra Brands, Inc.	1,538	0.57%	1,889
Kellogg Co.	379	0.24%	1,885
Alkermes plc	1,322	0.27%	1,764
Tyson Foods, Inc. — Class A	793	0.53%	1,743
Hologic, Inc.	346	0.26%	1,517
Merck & Company, Inc.	1,285	1.08%	1,149
Laboratory Corporation of America Holdings	259	0.54%	1,109
Hill-Rom Holdings, Inc.	263	0.27%	1,037
Ionis Pharmaceuticals, Inc.	475	0.28%	925
Altria Group, Inc.	1,935	0.82%	785
AbbVie, Inc.	229	0.25%	690
USANA Health Sciences, Inc.	313	0.25%	569
Encompass Health Corp.	395	0.34%	315
Clorox Co.	119	0.25%	205
Bristol-Myers Squibb Co.	515	0.33%	26
CVS Health Corp.	739	0.52%	(143)
Vector Group Ltd.	2,737	0.33%	(169)
Prestige Consumer Healthcare, Inc.	652	0.23%	(281)
Humana, Inc.	105	0.44%	(404)
TreeHouse Foods, Inc.	883	0.39%	(1,086)
Campbell Soup Co.	1,590	0.79%	(1,165)
General Mills, Inc.	1,683	1.02%	(1,517)
Sprouts Farmers Market, Inc.	1,931	0.40%	(1,807)
Innoviva, Inc.	2,408	0.31%	(2,345)
John B Sanfilippo & Son, Inc.	549	0.45%	(3,922)
Ingredion, Inc.	727	0.59%	(4,583)
Gilead Sciences, Inc.	789	0.47%	(8,645)
Total Consumer, Non-cyclical			260,706

Utilities
Exelon Corp.	2,010	0.87%	7,324
Public Service Enterprise Group, Inc.	1,607	0.96%	6,918
Southern Co.	989	0.62%	5,714
IDACORP, Inc.	1,033	1.02%	4,444
CenterPoint Energy, Inc.	1,763	0.39%	3,368
NorthWestern Corp.	475	0.28%	2,394
Ameren Corp.	1,123	0.90%	914
UGI Corp.	1,468	0.53%	724
PPL Corp.	2,937	0.85%	349
Avista Corp.	646	0.27%	(151)
OGE Energy Corp.	1,705	0.56%	(332)
Portland General Electric Co.	550	0.24%	(590)
ONE Gas, Inc.	551	0.44%	(1,430)
Consolidated Edison, Inc.	613	0.46%	(1,533)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
NiSource, Inc.	1,952	0.46%	$(2,595)
Evergy, Inc.	1,719	0.98%	(3,342)
Duke Energy Corp.	846	0.80%	(3,729)
National Fuel Gas Co.	798	0.34%	(4,846)
Southwest Gas Holdings, Inc.	638	0.40%	(6,674)
Total Utilities			6,927

Technology
NetApp, Inc.	1,271	0.87%	29,846
Texas Instruments, Inc.	502	0.85%	17,726
SS&C Technologies Holdings, Inc.	1,483	1.11%	15,753
Seagate Technology plc	1,567	1.00%	15,711
KLA Corp.	214	0.57%	15,264
CDK Global, Inc.	1,135	0.61%	14,255
HP, Inc.	2,633	0.67%	13,632
Oracle Corp.	1,135	0.76%	11,730
Cerner Corp.	1,383	1.12%	11,076
Applied Materials, Inc.	406	0.36%	10,979
Microchip Technology, Inc.	212	0.30%	8,184
Cirrus Logic, Inc.	464	0.39%	7,033
Apple, Inc.	365	0.50%	6,453
Kulicke & Soffa Industries, Inc.	968	0.32%	6,084
Skyworks Solutions, Inc.	273	0.43%	3,745
Dell Technologies, Inc. — Class C	544	0.41%	1,623
International Business Machines Corp.	966	1.25%	781
Paychex, Inc.	340	0.33%	(89)
Intel Corp.	1,646	0.84%	(6,499)
Total Technology			183,287

Communications
Viavi Solutions, Inc.	6,507	1.00%	19,316
T-Mobile US, Inc.	683	0.95%	14,833
Alphabet, Inc. — Class C	13	0.23%	8,161
Cisco Systems, Inc.	2,825	1.30%	6,936
Ciena Corp.	816	0.44%	5,549
Verizon Communications, Inc.	1,972	1.19%	4,832
Omnicom Group, Inc.	923	0.59%	4,158
VeriSign, Inc.	221	0.49%	3,547
Motorola Solutions, Inc.	296	0.52%	3,519
Discovery, Inc. — Class A	1,133	0.35%	3,315
Cogent Communications Holdings, Inc.	1,047	0.64%	2,678
Juniper Networks, Inc.	3,535	0.82%	(218)
Sirius XM Holdings, Inc.	11,925	0.78%	(478)
eBay, Inc.	844	0.44%	(784)
AT&T, Inc.	1,172	0.35%	(984)
Total Communications			74,380
Total MS Long/Short Equity Long Custom Basket			$1,004,780

MS LONG/SHORT EQUITY SHORT CUSTOM BASKET
Financial
Realty Income Corp.	1,530	(1.53)%	$5,450

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Kilroy Realty Corp.	1,025	(0.95)%	$5,360
UDR, Inc.	1,041	(0.64)%	5,345
Douglas Emmett, Inc.	714	(0.34)%	2,952
QTS Realty Trust, Inc. — Class A	529	(0.53)%	1,159
Global Net Lease, Inc.	1,920	(0.53)%	974
American Tower Corp. — Class A	87	(0.31)%	835
JBG SMITH Properties	1,567	(0.79)%	498
Truist Financial Corp.	497	(0.38)%	346
First Industrial Realty Trust, Inc.	1,055	(0.72)%	344
Crown Castle International Corp.	120	(0.31)%	327
Host Hotels & Resorts, Inc.	1,593	(0.38)%	236
Camden Property Trust	440	(0.71)%	(69)
Americold Realty Trust	915	(0.55)%	(140)
CyrusOne, Inc.	563	(0.66)%	(1,026)
Agree Realty Corp.	1,440	(1.54)%	(1,058)
SBA Communications Corp.	70	(0.32)%	(1,250)
Prologis, Inc.	629	(1.01)%	(1,364)
Duke Realty Corp.	979	(0.63)%	(1,669)
Howard Hughes Corp.	421	(0.53)%	(1,676)
Healthpeak Properties, Inc.	1,516	(0.74)%	(1,886)
Fulton Financial Corp.	1,822	(0.37)%	(1,930)
Southside Bancshares, Inc.	1,246	(0.62)%	(2,548)
STAG Industrial, Inc.	801	(0.40)%	(3,065)
TFS Financial Corp.	1,795	(0.51)%	(3,112)
First Midwest Bancorp, Inc.	2,146	(0.55)%	(3,379)
Healthcare Trust of America, Inc. — Class A	1,678	(0.74)%	(3,533)
Equinix, Inc.	64	(0.74)%	(3,629)
Rayonier, Inc.	1,484	(0.70)%	(3,834)
EastGroup Properties, Inc.	346	(0.77)%	(4,760)
Intercontinental Exchange, Inc.	442	(0.82)%	(5,254)
First Financial Bankshares, Inc.	1,306	(0.76)%	(5,700)
Brookline Bancorp, Inc.	3,875	(0.75)%	(6,074)
Loews Corp.	847	(0.61)%	(6,235)
Alexandria Real Estate Equities, Inc.	334	(0.96)%	(6,861)
Terreno Realty Corp.	693	(0.65)%	(7,176)
Medical Properties Trust, Inc.	2,743	(0.96)%	(7,563)
Alleghany Corp.	129	(1.25)%	(8,045)
Sun Communities, Inc.	462	(1.13)%	(8,409)
Rexford Industrial Realty, Inc.	1,557	(1.23)%	(14,632)
First Republic Bank	569	(1.35)%	(20,984)
Total Financial			(113,035)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Basic Materials
Huntsman Corp.	2,197	(0.89)%	$2,103
Newmont Corp.	489	(0.47)%	409
Sherwin-Williams Co.	42	(0.50)%	88
Ecolab, Inc.	109	(0.38)%	(2,097)
Ashland Global Holdings, Inc.	839	(1.07)%	(4,765)
Axalta Coating Systems Ltd.	1,448	(0.67)%	(4,936)
DuPont de Nemours, Inc.	1,209	(1.38)%	(6,063)
PPG Industries, Inc.	251	(0.58)%	(6,551)
Air Products and Chemicals, Inc.	424	(1.86)%	(6,789)
Balchem Corp.	860	(1.60)%	(9,351)
Celanese Corp. — Class A	469	(0.98)%	(11,389)
Freeport-McMoRan, Inc.	1,041	(0.44)%	(15,168)
RPM International, Inc.	1,032	(1.51)%	(16,514)
Linde plc	467	(1.98)%	(17,705)
Quaker Chemical Corp.	317	(1.29)%	(30,710)
Albemarle Corp.	464	(1.10)%	(34,392)
United States Steel Corp.	4,382	(1.18)%	(41,092)
Total Basic Materials			(204,922)

Technology
Splunk, Inc.	230	(0.63)%	3,797
NVIDIA Corp.	46	(0.39)%	(2,110)
salesforce.com, Inc.	150	(0.54)%	(3,118)
Appfolio, Inc. — Class A	110	(0.32)%	(3,456)
Clarivate plc	1,315	(0.63)%	(3,854)
Pegasystems, Inc.	371	(0.80)%	(4,236)
Tyler Technologies, Inc.	73	(0.51)%	(4,976)
Coupa Software, Inc.	64	(0.35)%	(5,634)
Atlassian Corporation plc — Class A	113	(0.43)%	(5,715)
Smartsheet, Inc. — Class A	312	(0.35)%	(6,784)
ANSYS, Inc.	153	(0.90)%	(6,793)
Rapid7, Inc.	427	(0.62)%	(7,508)
Workiva, Inc.	217	(0.32)%	(9,198)
Zscaler, Inc.	114	(0.37)%	(12,657)
HubSpot, Inc.	81	(0.52)%	(12,907)
Varonis Systems, Inc.	392	(1.03)%	(18,670)
Total Technology			(103,819)

Industrial
Raytheon Technologies Corp.	855	(0.98)%	2,600
US Ecology, Inc.	697	(0.41)%	709
Boeing Co.	73	(0.25)%	413
AMETEK, Inc.	244	(0.47)%	(155)
TransDigm Group, Inc.	66	(0.66)%	(4,606)
HEICO Corp.	184	(0.39)%	(5,782)
Eagle Materials, Inc.	243	(0.40)%	(6,512)
Martin Marietta Materials, Inc.	89	(0.41)%	(6,515)
Ingersoll Rand, Inc.	1,588	(1.16)%	(7,364)
Crown Holdings, Inc.	381	(0.61)%	(9,462)
Vulcan Materials Co.	361	(0.86)%	(10,605)
Casella Waste Systems, Inc. — Class A	821	(0.82)%	(10,684)
AptarGroup, Inc.	940	(2.07)%	(11,856)

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Ball Corp.	925	(1.39)%	$(13,252)
Tetra Tech, Inc.	644	(1.20)%	(17,304)
Total Industrial			(100,375)

Consumer, Non-cyclical
Nevro Corp.	350	(0.98)%	(892)
Moody’s Corp.	176	(0.82)%	(3,239)
Verisk Analytics, Inc. — Class A	218	(0.73)%	(4,627)
CoStar Group, Inc.	59	(0.88)%	(4,915)
WD-40 Co.	124	(0.53)%	(5,776)
Avalara, Inc.	120	(0.32)%	(7,123)
Avery Dennison Corp.	240	(0.60)%	(9,165)
Equifax, Inc.	344	(1.07)%	(10,401)
Total Consumer, Non-cyclical			(46,138)

Energy
Williams Companies, Inc.	1,559	(0.50)%	997
Cheniere Energy, Inc.	617	(0.60)%	(747)
Ovintiv, Inc.	2,962	(0.68)%	(2,905)
NOV, Inc.	1,725	(0.38)%	(3,387)
ChampionX Corp.	2,878	(0.71)%	(4,229)
Hess Corp.	916	(0.78)%	(6,840)
Schlumberger N.V.	3,618	(1.27)%	(7,710)
Phillips 66	1,183	(1.33)%	(9,022)
Total Energy			(33,843)

Consumer, Cyclical
United Airlines Holdings, Inc.	737	(0.51)%	643
Alaska Air Group, Inc.	1,033	(0.86)%	243
JetBlue Airways Corp.	2,737	(0.64)%	(5,200)
Five Below, Inc.	179	(0.50)%	(7,438)
Delta Air Lines, Inc.	1,509	(0.98)%	(7,756)
Southwest Airlines Co.	1,475	(1.11)%	(8,603)
Hilton Worldwide Holdings, Inc.	597	(1.07)%	(10,081)
Live Nation Entertainment, Inc.	489	(0.58)%	(10,495)
TJX Companies, Inc.	977	(1.07)%	(11,605)
Copart, Inc.	567	(1.16)%	(15,579)
Scotts Miracle-Gro Co. — Class A	249	(0.80)%	(15,856)
NIKE, Inc. — Class B	619	(1.41)%	(16,440)
Burlington Stores, Inc.	278	(1.17)%	(17,246)
Starbucks Corp.	976	(1.68)%	(25,520)
Total Consumer, Cyclical			(150,933)

Communications
Anaplan, Inc.	237	(0.27)%	(6,852)
Okta, Inc.	105	(0.43)%	(7,471)
Liberty Broadband Corp. — Class C	752	(1.92)%	(13,338)
Zendesk, Inc.	386	(0.89)%	(13,457)
Q2 Holdings, Inc.	434	(0.88)%	(17,171)
Total Communications			(58,289)

Utilities
American States Water Co.	313	(0.40)%	1,811
California Water Service Group	975	(0.85)%	(4,662)
Total Utilities			(2,851)
Total MS Long/Short Equity Short Custom Basket			$(814,205)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS LONG/SHORT EQUITY LONG CUSTOM BASKET
Communications
Viavi Solutions, Inc.	6,507	0.97%	$18,835
T-Mobile US, Inc.	683	0.93%	14,846
Alphabet, Inc. — Class C	13	0.23%	8,148
Cisco Systems, Inc.	2,825	1.30%	6,937
Ciena Corp.	816	0.44%	5,583
Motorola Solutions, Inc.	296	0.52%	3,605
VeriSign, Inc.	221	0.49%	3,569
Discovery, Inc. — Class A	1,133	0.35%	3,284
Cogent Communications Holdings, Inc.	1,047	0.64%	2,945
Verizon Communications, Inc.	1,972	1.19%	2,399
Omnicom Group, Inc.	923	0.59%	2,314
Juniper Networks, Inc.	3,535	0.82%	(118)
Sirius XM Holdings, Inc.	11,925	0.78%	(565)
eBay, Inc.	844	0.44%	(923)
AT&T, Inc.	1,172	0.35%	(3,926)
Total Communications			66,933

Consumer, Cyclical
Gentherm, Inc.	1,395	0.94%	35,570
Gentex Corp.	3,342	1.17%	25,120
Autoliv, Inc.	773	0.73%	23,529
Lear Corp.	325	0.53%	16,500
Cummins, Inc.	175	0.41%	13,604
Dolby Laboratories, Inc. — Class A	263	0.26%	8,223
Hanesbrands, Inc.	1,696	0.25%	7,534
Brunswick Corp.	533	0.42%	6,852
MSC Industrial Direct Company, Inc. — Class A	352	0.31%	6,349
Allison Transmission Holdings, Inc.	1,832	0.81%	5,814
AutoNation, Inc.	632	0.45%	2,973
Lowe’s Companies, Inc.	403	0.67%	2,051
Genuine Parts Co.	757	0.78%	1,971
AutoZone, Inc.	46	0.56%	1,874
PACCAR, Inc.	649	0.58%	1,309
Lennar Corp. — Class A	531	0.42%	(524)
PulteGroup, Inc.	953	0.42%	(1,157)
Meritage Homes Corp.	361	0.31%	(3,002)
Best Buy Company, Inc.	943	0.97%	(9,805)
Total Consumer, Cyclical			144,785

Financial
MetLife, Inc.	2,477	1.20%	19,554
Allstate Corp.	1,145	1.29%	12,350
Travelers Companies, Inc.	462	0.67%	9,482
Hartford Financial Services Group, Inc.	926	0.47%	8,804
Synchrony Financial	1,073	0.38%	8,571
Ameriprise Financial, Inc.	218	0.44%	7,152
Aflac, Inc.	926	0.42%	6,374
JPMorgan Chase & Co.	196	0.26%	5,801
M&T Bank Corp.	194	0.25%	3,950

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Bank of America Corp.	837	0.26%	$3,256
Berkshire Hathaway, Inc. — Class B	340	0.81%	2,516
Western Union Co.	2,468	0.56%	1,423
SEI Investments Co.	529	0.31%	360
Equity Residential	1,138	0.69%	309
Piedmont Office Realty Trust, Inc. — Class A	3,435	0.57%	(451)
Highwoods Properties, Inc.	2,026	0.83%	(1,220)
Total Financial			88,231

Utilities
Public Service Enterprise Group, Inc.	1,607	0.96%	6,929
Exelon Corp.	2,010	0.87%	6,652
Southern Co.	989	0.62%	5,483
IDACORP, Inc.	1,033	1.02%	4,505
CenterPoint Energy, Inc.	1,763	0.39%	3,350
NorthWestern Corp.	475	0.28%	2,412
Ameren Corp.	1,123	0.90%	926
PPL Corp.	2,937	0.85%	830
UGI Corp.	1,468	0.53%	706
Avista Corp.	646	0.27%	(111)
OGE Energy Corp.	1,705	0.56%	(374)
ONE Gas, Inc.	551	0.44%	(1,337)
Portland General Electric Co.	550	0.24%	(1,522)
Consolidated Edison, Inc.	613	0.46%	(1,570)
NiSource, Inc.	1,952	0.46%	(2,582)
Evergy, Inc.	1,719	0.98%	(3,338)
Duke Energy Corp.	846	0.80%	(3,763)
National Fuel Gas Co.	798	0.34%	(4,178)
Southwest Gas Holdings, Inc.	638	0.40%	(6,627)
Total Utilities			6,391

Consumer, Non-cyclical
United Rentals, Inc.	308	0.73%	23,611
United Therapeutics Corp.	429	0.67%	18,443
Rent-A-Center, Inc.	1,170	0.46%	17,713
DaVita, Inc.	712	0.86%	16,787
McKesson Corp.	502	0.90%	15,746
Eli Lilly & Co.	236	0.41%	14,448
Jazz Pharmaceuticals plc	314	0.53%	13,790
Quanta Services, Inc.	830	0.61%	12,771
Johnson & Johnson	606	0.98%	10,627
Colgate-Palmolive Co.	1,128	0.99%	10,296
Alexion Pharmaceuticals, Inc.	201	0.32%	10,062
Cardinal Health, Inc.	1,489	0.82%	8,981
UnitedHealth Group, Inc.	211	0.76%	8,942
Philip Morris International, Inc.	1,332	1.13%	8,667
Molson Coors Beverage Co. — Class B	2,557	1.19%	7,859

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
Procter & Gamble Co.	605	0.87%	$7,782
Amgen, Inc.	469	1.11%	6,817
Kraft Heinz Co.	2,713	0.97%	6,731
Anthem, Inc.	132	0.44%	5,655
Cigna Corp.	184	0.39%	5,505
Molina Healthcare, Inc.	146	0.32%	5,085
Medtronic plc	208	0.25%	4,746
J M Smucker Co.	539	0.64%	4,453
Constellation Brands, Inc. — Class A	156	0.35%	4,390
Post Holdings, Inc.	492	0.51%	4,187
Mondelez International, Inc. — Class A	702	0.42%	3,379
Chemed Corp.	50	0.27%	3,063
Conagra Brands, Inc.	1,538	0.57%	1,886
Pfizer, Inc.	1,328	0.50%	1,841
Alkermes plc	1,322	0.27%	1,785
Kellogg Co.	379	0.24%	1,695
Tyson Foods, Inc. — Class A	793	0.53%	1,635
Hologic, Inc.	346	0.26%	1,628
Merck & Company, Inc.	1,285	1.08%	1,164
Laboratory Corporation of America Holdings	259	0.54%	1,116
Hill-Rom Holdings, Inc.	263	0.27%	1,003
Ionis Pharmaceuticals, Inc.	475	0.28%	964
Altria Group, Inc.	1,935	0.82%	728
AbbVie, Inc.	229	0.25%	714
USANA Health Sciences, Inc.	313	0.25%	553
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Encompass Health Corp.	395	0.34%	340
Clorox Co.	119	0.25%	184
Bristol-Myers Squibb Co.	515	0.33%	82
CVS Health Corp.	739	0.52%	(142)
Vector Group Ltd.	2,737	0.33%	(181)
Prestige Consumer Healthcare, Inc.	652	0.23%	(303)
Humana, Inc.	105	0.44%	(318)
TreeHouse Foods, Inc.	883	0.39%	(1,057)
Campbell Soup Co.	1,590	0.79%	(1,205)
Innoviva, Inc.	2,408	0.31%	(1,330)
Sprouts Farmers Market, Inc.	1,931	0.40%	(1,902)
Kimberly-Clark Corp.	657	0.91%	(2,120)
General Mills, Inc.	1,683	1.02%	(2,151)
Ingredion, Inc.	727	0.59%	(2,728)
John B Sanfilippo & Son, Inc.	549	0.45%	(3,850)
Gilead Sciences, Inc.	789	0.47%	(8,847)
Total Consumer, Non-cyclical			251,720

Technology
NetApp, Inc.	1,271	0.87%	29,856
Texas Instruments, Inc.	502	0.85%	17,652
SS&C Technologies Holdings, Inc.	1,483	1.11%	15,757
Seagate Technology plc	1,567	1.00%	15,697
KLA Corp.	214	0.57%	15,205
CDK Global, Inc.	1,135	0.61%	14,273

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
HP, Inc.	2,633	0.67%	$13,641
Cerner Corp.	1,383	1.12%	11,087
Applied Materials, Inc.	406	0.36%	11,012
Oracle Corp.	1,135	0.76%	10,326
Microchip Technology, Inc.	212	0.30%	8,191
Cirrus Logic, Inc.	464	0.39%	7,081
Apple, Inc.	365	0.50%	6,440
Kulicke & Soffa Industries, Inc.	968	0.32%	6,158
Skyworks Solutions, Inc.	273	0.43%	3,781
Dell Technologies, Inc. — Class C	544	0.41%	1,619
International Business Machines Corp.	966	1.25%	573
Paychex, Inc.	340	0.33%	(90)
Intel Corp.	1,646	0.84%	(6,486)
Total Technology			181,773

Industrial
AGCO Corp.	741	0.79%	22,869
TE Connectivity Ltd.	643	0.80%	21,345
Snap-on, Inc.	435	0.77%	20,330
Caterpillar, Inc.	278	0.52%	17,470
Timken Co.	676	0.54%	17,317
Vishay Intertechnology, Inc.	3,402	0.72%	15,252
Terex Corp.	1,008	0.36%	15,104
Regal Beloit Corp.	335	0.42%	13,603
Lincoln Electric Holdings, Inc.	393	0.47%	12,406
Hubbell, Inc.	556	0.90%	12,152
Garmin Ltd.	381	0.47%	11,132
Waters Corp.	195	0.50%	11,118
Owens Corning	459	0.36%	10,603
Eaton Corporation plc	258	0.32%	6,935
Arrow Electronics, Inc.	535	0.54%	6,793
Acuity Brands, Inc.	265	0.33%	5,292
Oshkosh Corp.	618	0.55%	5,075
National Instruments Corp.	640	0.29%	4,334
Keysight Technologies, Inc.	311	0.42%	4,278
Trane Technologies plc	159	0.24%	3,909
Dover Corp.	193	0.25%	3,345
Pentair plc	513	0.28%	3,112
PerkinElmer, Inc.	186	0.27%	3,062
A O Smith Corp.	441	0.25%	1,906
Energizer Holdings, Inc.	738	0.32%	1,713
Lennox International, Inc.	77	0.22%	441
3M Co.	276	0.50%	(362)
General Dynamics Corp.	322	0.49%	(1,336)
Masco Corp.	1,107	0.63%	(1,532)
Lockheed Martin Corp.	122	0.45%	(3,284)
Total Industrial			244,382
Total GS Long/Short Equity Long Custom Basket			$984,215

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS LONG/SHORT EQUITY SHORT CUSTOM BASKET
Financial
UDR, Inc.	1,041	(0.63)%	$5,525
Kilroy Realty Corp.	1,025	(0.95)%	5,285
Realty Income Corp.	1,530	(1.53)%	4,923
Douglas Emmett, Inc.	714	(0.34)%	2,943
Global Net Lease, Inc.	1,920	(0.53)%	934
American Tower Corp. — Class A	87	(0.31)%	840
JBG SMITH Properties	1,567	(0.79)%	516
Truist Financial Corp.	497	(0.38)%	400
First Industrial Realty Trust, Inc.	1,055	(0.72)%	373
Crown Castle International Corp.	120	(0.31)%	295
Host Hotels & Resorts, Inc.	1,593	(0.38)%	277
Camden Property Trust	440	(0.71)%	(68)
QTS Realty Trust, Inc. — Class A	529	(0.53)%	(1,095)
CyrusOne, Inc.	563	(0.66)%	(1,114)
SBA Communications Corp.	70	(0.32)%	(1,162)
Prologis, Inc.	629	(1.01)%	(1,274)
Agree Realty Corp.	1,440	(1.54)%	(1,310)
Howard Hughes Corp.	421	(0.53)%	(1,563)
Duke Realty Corp.	979	(0.63)%	(1,611)
Americold Realty Trust	915	(0.55)%	(1,790)
Healthpeak Properties, Inc.	1,516	(0.74)%	(1,947)
Fulton Financial Corp.	1,822	(0.37)%	(2,023)
First Midwest Bancorp, Inc.	2,146	(0.55)%	(2,403)
Southside Bancshares, Inc.	1,246	(0.62)%	(2,676)
Equinix, Inc.	64	(0.74)%	(3,088)
STAG Industrial, Inc.	801	(0.40)%	(3,150)
TFS Financial Corp.	1,795	(0.51)%	(3,158)
Healthcare Trust of America, Inc. — Class A	1,678	(0.74)%	(3,617)
Rayonier, Inc.	1,484	(0.70)%	(3,777)
EastGroup Properties, Inc.	346	(0.77)%	(4,535)
Intercontinental Exchange, Inc.	442	(0.82)%	(5,250)
Terreno Realty Corp.	693	(0.65)%	(5,656)
First Financial Bankshares, Inc.	1,306	(0.76)%	(5,744)
Brookline Bancorp, Inc.	3,875	(0.75)%	(6,096)
Loews Corp.	847	(0.61)%	(6,336)
Alexandria Real Estate Equities, Inc.	334	(0.96)%	(6,830)
Medical Properties Trust, Inc.	2,743	(0.96)%	(7,592)
Alleghany Corp.	129	(1.25)%	(7,799)
Sun Communities, Inc.	462	(1.13)%	(8,028)
Rexford Industrial Realty, Inc.	1,557	(1.23)%	(11,570)

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
First Republic Bank	569	(1.35)%	$(20,861)
Total Financial			(110,812)

Utilities
American States Water Co.	313	(0.40)%	1,800
California Water Service Group	975	(0.85)%	(4,688)
Total Utilities			(2,888)

Communications
Anaplan, Inc.	237	(0.27)%	(6,881)
Okta, Inc.	105	(0.43)%	(7,304)
Liberty Broadband Corp. — Class C	752	(1.92)%	(13,320)
Zendesk, Inc.	386	(0.89)%	(13,395)
Q2 Holdings, Inc.	434	(0.88)%	(16,684)
Total Communications			(57,584)

Industrial
Raytheon Technologies Corp.	855	(0.98)%	2,688
US Ecology, Inc.	697	(0.41)%	689
Boeing Co.	73	(0.25)%	401
AMETEK, Inc.	244	(0.48)%	(150)
TransDigm Group, Inc.	66	(0.66)%	(4,623)
HEICO Corp.	184	(0.39)%	(5,690)
Martin Marietta Materials, Inc.	89	(0.41)%	(6,469)
Eagle Materials, Inc.	243	(0.40)%	(6,506)
Ingersoll Rand, Inc.	1,588	(1.16)%	(7,384)
Crown Holdings, Inc.	381	(0.61)%	(9,479)
Vulcan Materials Co.	361	(0.86)%	(10,535)
Casella Waste Systems, Inc. — Class A	821	(0.82)%	(10,743)
AptarGroup, Inc.	940	(2.07)%	(11,809)
Ball Corp.	925	(1.39)%	(12,893)
Tetra Tech, Inc.	644	(1.20)%	(17,424)
Total Industrial			(99,927)

Consumer, Cyclical
United Airlines Holdings, Inc.	737	(0.51)%	604
Alaska Air Group, Inc.	1,033	(0.86)%	17
JetBlue Airways Corp.	2,737	(0.64)%	(5,139)
Five Below, Inc.	179	(0.50)%	(7,430)
Delta Air Lines, Inc.	1,509	(0.98)%	(7,685)
Southwest Airlines Co.	1,475	(1.11)%	(8,615)
Hilton Worldwide Holdings, Inc.	597	(1.07)%	(10,018)
Live Nation Entertainment, Inc.	489	(0.58)%	(10,449)
TJX Companies, Inc.	977	(1.07)%	(11,560)
Copart, Inc.	567	(1.16)%	(15,601)
Scotts Miracle-Gro Co. — Class A	249	(0.80)%	(15,809)
NIKE, Inc. — Class B	619	(1.41)%	(16,459)
Burlington Stores, Inc.	278	(1.17)%	(17,471)
Starbucks Corp.	976	(1.68)%	(25,562)
Total Consumer, Cyclical			(151,177)

Basic Materials
Huntsman Corp.	2,197	(0.89)%	2,154
Newmont Corp.	489	(0.47)%	442
Sherwin-Williams Co.	42	(0.50)%	80

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation
Ecolab, Inc.	109	(0.38)%	$(2,028)
Ashland Global Holdings, Inc.	839	(1.07)%	(4,505)
Axalta Coating Systems Ltd.	1,448	(0.67)%	(4,869)
DuPont de Nemours, Inc.	1,209	(1.38)%	(6,045)
PPG Industries, Inc.	251	(0.58)%	(6,053)
Air Products and Chemicals, Inc.	424	(1.86)%	(6,763)
Celanese Corp. — Class A	469	(0.98)%	(11,357)
Balchem Corp.	860	(1.60)%	(14,957)
Freeport-McMoRan, Inc.	1,041	(0.44)%	(15,174)
Linde plc	467	(1.98)%	(17,513)
RPM International, Inc.	1,032	(1.51)%	(18,229)
Quaker Chemical Corp.	317	(1.29)%	(30,653)
Albemarle Corp.	464	(1.10)%	(34,475)
United States Steel Corp.	4,382	(1.18)%	(41,092)
Total Basic Materials			(211,037)

Technology
Splunk, Inc.	230	(0.63)%	3,794
NVIDIA Corp.	46	(0.39)%	(2,196)
salesforce.com, Inc.	150	(0.54)%	(3,245)
Appfolio, Inc. — Class A	110	(0.32)%	(3,471)
Clarivate plc	1,315	(0.63)%	(3,873)
Pegasystems, Inc.	371	(0.80)%	(4,225)
Tyler Technologies, Inc.	73	(0.51)%	(4,987)
Coupa Software, Inc.	64	(0.35)%	(5,634)
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Atlassian Corporation plc — Class A	113	(0.43)%	(5,791)
Smartsheet, Inc. — Class A	312	(0.35)%	(6,794)
ANSYS, Inc.	153	(0.90)%	(6,835)
Rapid7, Inc.	427	(0.62)%	(7,305)
Workiva, Inc.	217	(0.32)%	(9,202)
Zscaler, Inc.	114	(0.37)%	(12,650)
HubSpot, Inc.	81	(0.52)%	(12,666)
Varonis Systems, Inc.	392	(1.03)%	(18,511)
Total Technology			(103,591)

Consumer, Non-cyclical
Nevro Corp.	350	(0.98)%	(566)
Moody’s Corp.	176	(0.82)%	(3,266)
Verisk Analytics, Inc. — Class A	218	(0.73)%	(4,625)
CoStar Group, Inc.	59	(0.88)%	(4,957)
WD-40 Co.	124	(0.53)%	(5,813)
Avalara, Inc.	120	(0.32)%	(6,582)
Avery Dennison Corp.	240	(0.60)%	(9,209)
Equifax, Inc.	344	(1.07)%	(10,334)
Total Consumer, Non-cyclical			(45,352)

Energy
Williams Companies, Inc.	1,559	(0.50)%	989
Cheniere Energy, Inc.	617	(0.60)%	(680)
Ovintiv, Inc.	2,962	(0.68)%	(2,513)
NOV, Inc.	1,725	(0.38)%	(3,398)
ChampionX Corp.	2,878	(0.71)%	(3,783)
Hess Corp.	916	(0.78)%	(6,861)
Schlumberger N.V.	3,618	(1.27)%	(7,413)
Phillips 66	1,183	(1.33)%	(9,128)
Total Energy			(32,787)
Total GS Long/Short Equity Short Custom Basket			$(815,155)

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
MS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET
Financial
Innovative Industrial Properties, Inc.	1,015	4.26%	$105,296
Safehold, Inc.	2,299	3.82%	100,699
Sun Communities, Inc.	1,295	4.51%	52,186
Terreno Realty Corp.	3,077	4.12%	39,555
Kilroy Realty Corp.	2,533	3.33%	26,601
Weingarten Realty Investors	7,610	3.78%	25,950
Ventas, Inc.	3,728	4.19%	24,619
Gaming and Leisure Properties, Inc.	3,824	3.71%	20,415
Healthpeak Properties, Inc.	4,802	3.32%	15,852
Sabra Health Care REIT, Inc.	8,919	3.55%	15,124
Colony Capital, Inc.	18,001	1.98%	10,378
NETSTREIT Corp.	5,564	2.48%	9,868
VICI Properties, Inc.	4,939	2.88%	7,810
CyrusOne, Inc.	1,612	2.70%	5,060
Equity LifeStyle Properties, Inc.	1,240	1.80%	3,647
Public Storage	656	3.47%	2,261
First Industrial Realty Trust, Inc.	2,740	2.64%	1,861
Invitation Homes, Inc.	2,545	1.73%	1,839
JBG SMITH Properties	4,830	3.46%	1,699
Welltower, Inc.	2,336	3.46%	756
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
National Retail Properties, Inc.	1,840	1.72%	624
Apartment Income REIT Corp.	3,931	3.46%	(168)
Prologis, Inc.	1,501	3.43%	(1,161)
UDR, Inc.	2,868	2.52%	(1,179)
American Assets Trust, Inc.	2,598	1.72%	(2,266)
Urban Edge Properties	5,190	1.54%	(2,528)
Boston Properties, Inc.	900	1.95%	(3,315)
American Tower Corp. — Class A	483	2.48%	(3,464)
Equity Residential	2,457	3.34%	(6,382)
Highwoods Properties, Inc.	3,732	3.39%	(7,293)
AvalonBay Communities, Inc.	877	3.22%	(9,463)
Total Financial			434,881

Consumer, Cyclical
Las Vegas Sands Corp.	1,882	2.57%	3,533
Wynn Resorts Ltd.	1,341	3.47%	1,884
Total Consumer, Cyclical			5,417
Total MS Equity Market Neutral Long Custom Basket			$440,298

MS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET
Financial
Crown Castle International Corp.	671	(2.61)%	$5,385
Omega Healthcare Investors, Inc.	3,995	(3.53)%	4,765
Equinix, Inc.	100	(1.74)%	3,280

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
PS Business Parks, Inc.	826	(2.67)%	$2,742
Cousins Properties, Inc.	4,326	(3.53)%	2,067
Retail Opportunity Investments Corp.	5,619	(1.83)%	1,686
Duke Realty Corp.	3,718	(3.62)%	1,645
Mid-America Apartment Communities, Inc.	1,207	(3.72)%	1,455
American Campus Communities, Inc.	1,734	(1.81)%	1,012
Spirit Realty Capital, Inc.	1,826	(1.79)%	483
Camden Property Trust	1,502	(3.66)%	(249)
Independence Realty Trust, Inc.	5,532	(1.81)%	(635)
CoreSite Realty Corp.	900	(2.75)%	(790)
Physicians Realty Trust	6,376	(2.76)%	(1,002)
Brixmor Property Group, Inc.	4,716	(1.90)%	(1,167)
Global Net Lease, Inc.	3,164	(1.32)%	(2,415)
Life Storage, Inc.	1,264	(3.68)%	(2,592)
American Homes 4 Rent — Class A	5,078	(3.71)%	(3,232)
Easterly Government Properties, Inc.	3,931	(2.17)%	(3,475)
Industrial Logistics Properties Trust	3,239	(1.84)%	(4,055)
Healthcare Trust of America, Inc. — Class A	4,345	(2.91)%	(5,559)
Hudson Pacific Properties, Inc.	3,262	(1.91)%	(9,064)
Four Corners Property Trust, Inc.	1,968	(1.43)%	(9,265)
Paramount Group, Inc.	9,781	(2.15)%	(11,838)
Columbia Property Trust, Inc.	4,056	(1.42)%	(14,462)
Douglas Emmett, Inc.	2,584	(1.84)%	(14,740)
Essential Properties Realty Trust, Inc.	5,427	(2.80)%	(16,166)
Washington Real Estate Investment Trust	6,171	(3.25)%	(16,491)
VEREIT, Inc.	3,129	(2.88)%	(22,884)
Kennedy-Wilson Holdings, Inc.	7,443	(3.24)%	(30,312)
STORE Capital Corp.	3,742	(3.10)%	(38,320)
Monmouth Real Estate Investment Corp.	13,080	(5.52)%	(38,791)
Retail Properties of America, Inc. — Class A	15,600	(3.25)%	(45,861)
Total Financial			(268,845)

Consumer, Cyclical
Hyatt Hotels Corp. — Class A	1,466	(2.65)%	(2,028)

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Choice Hotels International, Inc.	1,424	(3.70)%	$(3,013)
Total Consumer, Cyclical			(5,041)

Exchange Traded Funds
Vanguard Real Estate ETF	2,660	(5.50)%	16,702
Total MS Equity Market Neutral Short Custom Basket			$(257,184)

GS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET
Financial
Innovative Industrial Properties, Inc.	1,015	4.26%	$106,518
Safehold, Inc.	2,297	3.81%	100,566
Terreno Realty Corp.	3,077	4.12%	26,845
Kilroy Realty Corp.	2,533	3.33%	26,581
Sun Communities, Inc.	1,295	4.51%	25,808
Weingarten Realty Investors	7,610	3.78%	25,752
Ventas, Inc.	3,728	4.19%	24,484
Gaming and Leisure Properties, Inc.	3,772	3.66%	20,535
Sabra Health Care REIT, Inc.	8,919	3.55%	14,604
Colony Capital, Inc.	18,001	1.98%	10,560
NETSTREIT Corp.	5,564	2.48%	9,507
VICI Properties, Inc.	4,939	2.89%	7,596
CyrusOne, Inc.	1,612	2.70%	5,058
Equity LifeStyle Properties, Inc.	1,240	1.80%	3,644
Public Storage	656	3.47%	2,264
Healthpeak Properties, Inc.	4,802	3.33%	2,038
Invitation Homes, Inc.	2,545	1.73%	1,891
First Industrial Realty Trust, Inc.	2,740	2.64%	1,884
JBG SMITH Properties	4,830	3.46%	1,781
Welltower, Inc.	2,336	3.46%	727
National Retail Properties, Inc.	1,840	1.72%	647
Apartment Income REIT Corp.	3,931	3.46%	(96)
UDR, Inc.	2,868	2.53%	(1,117)
Prologis, Inc.	1,501	3.43%	(1,137)
American Assets Trust, Inc.	2,598	1.72%	(2,255)
Urban Edge Properties	5,190	1.54%	(2,425)
Boston Properties, Inc.	913	1.98%	(3,431)
American Tower Corp. — Class A	483	2.48%	(3,467)
Equity Residential	2,457	3.34%	(6,989)
Highwoods Properties, Inc.	3,732	3.39%	(7,391)
AvalonBay Communities, Inc.	877	3.22%	(9,469)
Total Financial			381,513

Consumer, Cyclical
Las Vegas Sands Corp.	1,882	2.57%	3,555
Wynn Resorts Ltd.	1,341	3.47%	1,894
Total Consumer, Cyclical			5,449
Total GS Equity Market Neutral Long Custom Basket			$386,962

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET
Financial
Crown Castle International Corp.	671	(2.60)%	$5,423
Omega Healthcare Investors, Inc.	3,995	(3.53)%	4,761
Equinix, Inc.	100	(1.74)%	3,077
PS Business Parks, Inc.	826	(2.67)%	2,584
Cousins Properties, Inc.	4,326	(3.53)%	2,063
Retail Opportunity Investments Corp.	5,619	(1.83)%	1,775
Duke Realty Corp.	3,718	(3.62)%	1,678
Mid-America Apartment Communities, Inc.	1,207	(3.72)%	1,513
American Campus Communities, Inc.	1,734	(1.81)%	1,041
Spirit Realty Capital, Inc.	1,826	(1.79)%	538
Camden Property Trust	1,502	(3.66)%	(235)
Independence Realty Trust, Inc.	5,532	(1.81)%	(649)
CoreSite Realty Corp.	900	(2.75)%	(786)
Physicians Realty Trust	6,376	(2.76)%	(979)
Brixmor Property Group, Inc.	4,716	(1.90)%	(1,121)
Global Net Lease, Inc.	3,055	(1.28)%	(2,266)
Life Storage, Inc.	1,264	(3.68)%	(2,564)
American Homes 4 Rent — Class A	5,078	(3.71)%	(3,198)
Easterly Government Properties, Inc.	4,031	(2.22)%	(3,530)
Industrial Logistics Properties Trust	3,239	(1.84)%	(4,024)
Healthcare Trust of America, Inc. — Class A	4,345	(2.91)%	(5,523)
Hudson Pacific Properties, Inc.	3,262	(1.91)%	(8,971)
Four Corners Property Trust, Inc.	1,968	(1.43)%	(9,212)
Paramount Group, Inc.	9,781	(2.15)%	(11,708)
Columbia Property Trust, Inc.	4,056	(1.42)%	(14,435)
Douglas Emmett, Inc.	2,584	(1.84)%	(14,720)
Essential Properties Realty Trust, Inc.	5,427	(2.80)%	(16,129)
Washington Real Estate Investment Trust	6,171	(3.25)%	(16,374)
VEREIT, Inc.	3,129	(2.88)%	(22,810)
Kennedy-Wilson Holdings, Inc.	7,443	(3.24)%	(30,402)
STORE Capital Corp.	3,742	(3.10)%	(38,272)
Monmouth Real Estate Investment Corp.	13,080	(5.52)%	(38,734)

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Retail Properties of America, Inc. — Class A	15,600	(3.25)%	$(45,743)
Total Financial			(267,932)

Exchange Traded Funds
Vanguard Real Estate ETF	2,660	(5.50)%	16,716

Consumer, Cyclical
Hyatt Hotels Corp. — Class A	1,466	(2.65)%	(2,039)
Choice Hotels International, Inc.	1,424	(3.70)%	(2,987)
Total Consumer, Cyclical			(5,026)
Total GS Equity Market Neutral Short Custom Basket			$(256,242)

*	Non-income producing security.

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at December 31, 2020.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity custom basket swap collateral at December 31, 2020.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at December 31, 2020.
[6]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$17,330,099	$297,894	$—	$17,627,993
Rights	4,260	—	—	4,260
Mutual Funds	12,345,634	—	—	12,345,634
Closed-End Funds	4,532,308	—	—	4,532,308
U.S. Treasury Bills	—	7,075,120	—	7,075,120
Repurchase Agreements	—	7,652,714	—	7,652,714
Commodity Futures Contracts**	867,153	—	—	867,153
Currency Futures Contracts**	373,045	—	—	373,045
Interest Rate Futures Contracts**	53,669	41,069	—	94,738
Equity Futures Contracts**	44,715	4,378	—	49,093
Equity Custom Basket Swap Agreements**	—	2,816,255	—	2,816,255
Total Assets	$35,550,883	$17,887,430	$—	$53,438,313

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$5,930,099	$—	$—	$5,930,099
Exchange-Traded Funds	4,881,424	—	—	4,881,424
Commodity Futures Contracts**	643,625	—	—	643,625
Currency Futures Contracts**	155,986	—	—	155,986
Equity Futures Contracts**	9,558	82,381	—	91,939
Interest Rate Futures Contracts**	—	3,223	—	3,223
Equity Custom Basket Swap Agreements**	—	2,142,786	—	2,142,786
Total Liabilities	$11,620,692	$2,228,390	$—	$13,849,082

**	This derivative is reported as unrealized appreciation/depreciation at period end.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
MULTI-HEDGE STRATEGIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$4,129,718	$4,203,921	$(3,730,000)	$(53,833)	$55,370	$4,605,176	184,502	$68,706
Guggenheim Strategy Fund III	2,052,661	117,812	(1,445,000)	(35,365)	28,403	718,511	28,626	17,830
Guggenheim Ultra Short Duration Fund — Institutional Class	5,376,078	12,448,203	(10,860,000)	29,949	27,717	7,021,947	703,602	73,082
	$11,558,457	$16,769,936	$(16,035,000)	$(59,249)	$111,490	$12,345,634		$159,618

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
MULTI-HEDGE STRATEGIES FUND

December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $27,951,657)	$29,239,681
Investments in affiliated issuers, at value (cost $12,287,337)	12,345,634
Repurchase agreements, at value (cost $7,652,714)	7,652,714
Cash	11,094,497
Segregated cash with broker	470,660
Unrealized appreciation on OTC swap agreements	2,816,255
Receivables:
Variation margin on futures contracts	244,666
Swap settlement	131,265
Dividends	31,750
Fund shares sold	19,406
Foreign tax reclaims	906
Interest	13
Total assets	64,047,447

Liabilities:
Securities sold short, at value (proceeds $9,835,574)	10,811,523
Unrealized depreciation on OTC swap agreements	2,142,786
Payable for:
Securities purchased	615,713
Fund shares redeemed	58,879
Management fees	37,941
Distribution and service fees	3,467
Miscellaneous	6,185
Total liabilities	13,676,494
Commitments and contingent liabilities (Note 10)	—
Net assets	$50,370,953

Net assets consist of:
Paid in capital	$53,614,072
Total distributable earnings (loss)	(3,243,119)
Net assets	$50,370,953

A-Class:
Net assets	$4,019,254
Capital shares outstanding	155,217
Net asset value per share	$25.89
Maximum offering price per share (Net asset value divided by 95.25%)	$27.18

C-Class:
Net assets	$1,205,515
Capital shares outstanding	50,761
Net asset value per share	$23.75

P-Class:
Net assets	$7,676,024
Capital shares outstanding	295,608
Net asset value per share	$25.97

Institutional Class:
Net assets	$37,470,160
Capital shares outstanding	1,418,735
Net asset value per share	$26.41

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF OPERATIONS
MULTI-HEDGE STRATEGIES FUND

Year Ended December 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$441,980
Dividends from securities of affiliated issuers	159,618
Interest	54,734
Total investment income	656,332

Expenses:
Management fees	527,636
Distribution and service fees:
A-Class	9,436
C-Class	13,635
P-Class	21,947
Short sales dividend expense	173,454
Prime broker interest expense	46,863
Miscellaneous	2,333
Total expenses	795,304
Less:
Expenses waived by Adviser	(28,471)
Net expenses	766,833
Net investment loss	(110,501)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	811,450
Investments in affiliated issuers	(59,249)
Investments sold short	(640,957)
Swap agreements	2,345,639
Futures contracts	137,921
Options written	4,024
Foreign currency transactions	(10,425)
Net realized gain	2,588,403
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	632,579
Investments in affiliated issuers	111,490
Investments sold short	(785,585)
Swap agreements	(506,460)
Futures contracts	707,409
Foreign currency translations	(832)
Net change in unrealized appreciation (depreciation)	158,601
Net realized and unrealized gain	2,747,004
Net increase in net assets resulting from operations	$2,636,503

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MULTI-HEDGE STRATEGIES FUND

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(110,501)	$288,933
Net realized gain on investments	2,588,403	533,976
Net change in unrealized appreciation (depreciation) on investments	158,601	1,016,747
Net increase in net assets resulting from operations	2,636,503	1,839,656

Distributions to shareholders:
A-Class	(41,281)	(76,348)
C-Class	(4,460)	—
P-Class	(75,583)	(153,288)
Institutional Class	(442,898)	(555,004)
Total distributions to shareholders	(564,222)	(784,640)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,306,835	1,016,616
C-Class	211,800	9,261
P-Class	11,055,670	1,375,799
Institutional Class	27,020,776	7,366,374
Distributions reinvested
A-Class	34,896	65,173
C-Class	3,943	—
P-Class	74,354	150,819
Institutional Class	442,728	554,702
Cost of shares redeemed
A-Class	(1,102,066)	(1,244,841)
C-Class	(521,624)	(1,331,205)
P-Class	(11,250,761)	(2,197,085)
Institutional Class	(16,278,135)	(7,230,307)
Net increase (decrease) from capital share transactions	10,998,416	(1,464,694)
Net increase (decrease) in net assets	13,070,697	(409,678)

Net assets:
Beginning of year	37,300,256	37,709,934
End of year	$50,370,953	$37,300,256

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MULTI-HEDGE STRATEGIES FUND

	Year Ended December 31, 2020	Year Ended December 31, 2019
Capital share activity:
Shares sold
A-Class	50,836	41,532
C-Class	8,911	416
P-Class	428,583	55,641
Institutional Class	1,029,374	292,279
Shares issued from reinvestment of distributions
A-Class	1,357	2,660
C-Class	167	—
P-Class	2,884	6,141
Institutional Class	16,885	22,224
Shares redeemed
A-Class	(43,501)	(50,577)
C-Class	(22,471)	(60,081)
P-Class	(440,618)	(89,432)
Institutional Class	(628,619)	(289,332)
Net increase (decrease) in shares	403,788	(68,529)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

CONSOLIDATED FINANCIAL HIGHLIGHTS
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Per Share Data
Net asset value, beginning of period	$24.36	$23.69	$24.91	$24.08	$24.22
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)	.16	.08	(.13)	(.24)
Net gain (loss) on investments (realized and unrealized)	1.90	1.02	(1.26)	.96	.14
Total from investment operations	1.80	1.18	(1.18)	.83	(.10)
Less distributions from:
Net investment income	(.27)	(.51)	(.04)	—	(.04)
Total distributions	(.27)	(.51)	(.04)	—	(.04)
Net asset value, end of period	$25.89	$24.36	$23.69	$24.91	$24.08

Total Return[b]	7.39%	4.97%	(4.78%)	3.49%	(0.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,019	$3,570	$3,622	$12,154	$12,407
Ratios to average net assets:
Net investment income (loss)	(0.40%)	0.64%	0.32%	(0.53%)	(1.00%)
Total expenses[c]	1.93%	1.96%	1.75%	2.18%	2.54%
Net expenses[d,e]	1.87%	1.93%	1.73%	2.14%	2.49%
Portfolio turnover rate	248%	156%	212%	172%	123%

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Per Share Data
Net asset value, beginning of period	$22.36	$21.46	$22.68	$22.08	$22.38
Income (loss) from investment operations:
Net investment income (loss)[a]	(.27)	(.02)	(.09)	(.29)	(.39)
Net gain (loss) on investments (realized and unrealized)	1.75	.92	(1.13)	.89	.13
Total from investment operations	1.48	.90	(1.22)	.60	(.26)
Less distributions from:
Net investment income	(.09)	—	—	—	(.04)
Total distributions	(.09)	—	—	—	(.04)
Net asset value, end of period	$23.75	$22.36	$21.46	$22.68	$22.08

Total Return[b]	6.57%	4.19%	(5.38%)	2.72%	(1.18%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,206	$1,435	$2,657	$7,586	$8,595
Ratios to average net assets:
Net investment income (loss)	(1.18%)	(0.08%)	(0.42%)	(1.30%)	(1.76%)
Total expenses[c]	2.68%	2.70%	2.53%	2.94%	3.30%
Net expenses[d,e]	2.62%	2.67%	2.51%	2.90%	3.25%
Portfolio turnover rate	248%	156%	212%	172%	123%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Per Share Data
Net asset value, beginning of period	$24.42	$23.74	$24.93	$24.10	$24.24
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)	.16	.08	(.14)	(.24)
Net gain (loss) on investments (realized and unrealized)	1.90	1.03	(1.23)	.97	.14
Total from investment operations	1.80	1.19	(1.15)	.83	(.10)
Less distributions from:
Net investment income	(.25)	(.51)	(.04)	—	(.04)
Total distributions	(.25)	(.51)	(.04)	—	(.04)
Net asset value, end of period	$25.97	$24.42	$23.74	$24.93	$24.10

Total Return	7.40%	5.00%	(4.61%)	3.49%	(0.47%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,676	$7,442	$7,892	$14,066	$30,801
Ratios to average net assets:
Net investment income (loss)	(0.39%)	0.65%	0.34%	(0.56%)	(1.00%)
Total expenses[c]	1.93%	1.96%	1.77%	2.20%	2.52%
Net expenses[d,e]	1.87%	1.93%	1.75%	2.16%	2.47%
Portfolio turnover rate	248%	156%	212%	172%	123%

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Per Share Data
Net asset value, beginning of period	$24.83	$24.12	$25.42	$24.50	$24.58
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	.22	.17	(.07)	(.18)
Net gain (loss) on investments (realized and unrealized)	1.94	1.05	(1.33)	.99	.14
Total from investment operations	1.90	1.27	(1.16)	.92	(.04)
Less distributions from:
Net investment income	(.32)	(.56)	(.14)	—	(.04)
Total distributions	(.32)	(.56)	(.14)	—	(.04)
Net asset value, end of period	$26.41	$24.83	$24.12	$25.42	$24.50

Total Return	7.70%	5.26%	(4.56%)	3.76%	(0.18%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,470	$24,854	$23,539	$25,376	$50,395
Ratios to average net assets:
Net investment income (loss)	(0.15%)	0.90%	0.68%	(0.30%)	(0.74%)
Total expenses[c]	1.68%	1.72%	1.58%	1.92%	2.30%
Net expenses[d,e]	1.62%	1.69%	1.56%	1.88%	2.25%
Portfolio turnover rate	248%	156%	212%	172%	123%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Excluding interest and dividend expense related to short sales, the net expense ratios for the years presented would be:

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
A-Class	1.37%	1.41%	1.41%	1.42%	1.43%
C-Class	2.12%	2.16%	2.16%	2.17%	2.18%
P-Class	1.37%	1.41%	1.41%	1.42%	1.43%
Institutional Class	1.12%	1.16%	1.16%	1.17%	1.18%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P Goldman Sachs Commodity Index (“GSCI” or “Index”).

For the one-year period ended December 31, 2020, the Fund’s H-Class returned -23.58%, compared with a return of –23.72% for the Index.

Crude Oil and other petroleum prices collapsed in the first four months of the year once COVID-19 restrictions reduced demand combined with limited storage capacity for excess supplies. Crude Oil futures briefly experienced negative prices in April. However, commodities prices rallied strongly from the end of April through year end.

Fourteen of the 24 components in the Index had positive returns during the period. The best-performing component was Silver with a return above 40%. Soybeans had a positive return of 30%. Gold and Copper each rose more than 20%. Crude Oil fell more than 60%. Gas Oil and Natural Gas were both down more than 40%. Brent Crude, Heating Oil, and Lean Hogs all experienced losses of 30% or more for the year.

Three of the five S&P GSCI sectors experienced positive performance during the period. Precious Metals (+23%), Agriculture (+15%), and Industrial Metals (+15%) were the S&P GSCI sectors with positive performance. Energy (-46%) and Livestock (-22%) were the sector with negative performance.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner, as well as to provide liquidity. Derivatives are the primary way in which the Fund gains exposure to commodities, and therefore most of the Fund’s performance is due to derivatives.

Guggenheim Ultra Short Duration Fund and Guggenheim Strategy Funds were utilized within the Fund to achieve higher yields than what would otherwise be achieved through overnight repurchase agreements or short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2020

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2020

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	18.6%
Guggenheim Strategy Fund II	18.0%
Total	36.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Average Annual Returns*

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
A-Class Shares	(23.58%)	(2.89%)	(10.19%)
A-Class Shares with sales charge‡	(27.20%)	(3.83%)	(10.62%)
C-Class Shares	(24.15%)	(3.65%)	(10.86%)
C-Class Shares with CDSC§	(24.43%)	(3.65%)	(10.86%)
H-Class Shares	(23.58%)	(2.91%)	(10.19%)
S&P Goldman Sachs Commodity Index	(23.72%)	(1.85%)	(8.76%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Goldman Sachs Commodity Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2020
COMMODITIES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 36.6%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	20,854	$208,126
Guggenheim Strategy Fund II1	8,100	202,174
Total Mutual Funds
(Cost $407,291)		410,300

	Face Amount
U.S. TREASURY BILLS†† - 8.7%
U.S. Treasury Bills
0.08% due 01/28/21[2,3]	$98,000	97,996
Total U.S. Treasury Bills
(Cost $97,994)		97,996

REPURCHASE AGREEMENTS††,4 - 53.3%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	331,750	331,750
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	138,210	138,210
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	127,973	127,973
Total Repurchase Agreements
(Cost $597,933)		597,933

Total Investments - 98.6%
(Cost $1,103,218)		$1,106,229
Other Assets & Liabilities, net - 1.4%		15,204
Total Net Assets - 100.0%		$1,121,433

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Commodity Futures Contracts Purchased†
Goldman Sachs Commodity Index Futures Contracts	11	Jan 2021	$1,126,813	$61,294

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2020.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
COMMODITIES STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$410,300	$—	$—	$410,300
U.S. Treasury Bills	—	97,996	—	97,996
Repurchase Agreements	—	597,933	—	597,933
Commodity Futures Contracts**	61,294	—	—	61,294
Total Assets	$471,594	$695,929	$—	$1,167,523

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$817,677	$20,000	$(635,000)	$(4,451)	$3,948	$202,174	8,100	$6,154
Guggenheim Ultra Short Duration Fund — Institutional Class	823,023	10,000	(625,000)	(986)	1,089	208,126	20,854	5,208
	$1,640,700	$30,000	$(1,260,000)	$(5,437)	$5,037	$410,300		$11,362

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
COMMODITIES STRATEGY FUND

December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $97,994)	$97,996
Investments in affiliated issuers, at value (cost $407,291)	410,300
Repurchase agreements, at value (cost $597,933)	597,933
Receivables:
Fund shares sold	75,125
Variation margin on futures contracts	6,325
Dividends	409
Interest	1
Total assets	1,188,089

Liabilities:
Payable for:
Fund shares redeemed	63,706
Management fees	715
Distribution and service fees	289
Transfer agent and administrative fees	272
Portfolio accounting fees	101
Trustees’ fees*	30
Miscellaneous	1,543
Total liabilities	66,656
Commitments and contingent liabilities (Note 10)	—
Net assets	$1,121,433

Net assets consist of:
Paid in capital	$4,499,617
Total distributable earnings (loss)	(3,378,184)
Net assets	$1,121,433

A-Class:
Net assets	$211,098
Capital shares outstanding	9,625
Net asset value per share	$21.93
Maximum offering price per share (Net asset value divided by 95.25%)	$23.02

C-Class:
Net assets	$55,087
Capital shares outstanding	3,775
Net asset value per share	$14.59

H-Class:
Net assets	$855,248
Capital shares outstanding	38,948
Net asset value per share	$21.96

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF OPERATIONS
COMMODITIES STRATEGY FUND

Year Ended December 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$11,362
Interest	8,807
Total investment income	20,169

Expenses:
Management fees	20,975
Distribution and service fees:
A-Class	761
C-Class	636
H-Class	4,986
Transfer agent and administrative fees	6,675
Professional fees	5,053
Portfolio accounting fees	2,362
Trustees’ fees*	649
Custodian fees	388
Miscellaneous	70
Total expenses	42,555
Less:
Expenses waived by Adviser	(4,061)
Net expenses	38,494
Net investment loss	(18,325)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(5,437)
Futures contracts	(432,755)
Net realized loss	(438,192)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	6
Investments in affiliated issuers	5,037
Futures contracts	(130,462)
Net change in unrealized appreciation (depreciation)	(125,419)
Net realized and unrealized loss	(563,611)
Net decrease in net assets resulting from operations	$(581,936)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
COMMODITIES STRATEGY FUND

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(18,325)	$42,840
Net realized gain (loss) on investments	(438,192)	817,745
Net change in unrealized appreciation (depreciation) on investments	(125,419)	451,456
Net increase (decrease) in net assets resulting from operations	(581,936)	1,312,041

Distributions to shareholders:
A-Class	(134,155)	(5,520)
C-Class	(37,215)	(702)
H-Class	(569,791)	(36,354)
Total distributions to shareholders	(741,161)	(42,576)

Capital share transactions:
Proceeds from sale of shares
A-Class	108,251	697,465
C-Class	394	77,324
H-Class	7,866,887	31,229,415
Distributions reinvested
A-Class	116,280	4,825
C-Class	37,106	686
H-Class	535,101	35,752
Cost of shares redeemed
A-Class	(311,469)	(1,049,147)
C-Class	(29,316)	(89,894)
H-Class	(11,492,371)	(36,245,145)
Net decrease from capital share transactions	(3,169,137)	(5,338,719)
Net decrease in net assets	(4,492,234)	(4,069,254)

Net assets:
Beginning of year	5,613,667	9,682,921
End of year	$1,121,433	$5,613,667

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
COMMODITIES STRATEGY FUND

	Year Ended December 31, 2020	Year Ended December 31, 2019
Capital share activity:
Shares sold
A-Class	3,057	11,634
C-Class	13	1,510
H-Class	201,034	535,338
Shares issued from reinvestment of distributions
A-Class	5,462	81
C-Class	2,619	14
H-Class	25,099	600
Shares redeemed
A-Class	(8,589)	(17,593)
C-Class	(999)	(1,782)
H-Class	(267,560)	(619,568)
Net decrease in shares	(39,864)	(89,766)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

CONSOLIDATED FINANCIAL HIGHLIGHTS
COMMODITIES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$61.06	$53.27	$88.34	$85.75	$77.58
Income (loss) from investment operations:
Net investment income (loss)[a]	(.28)	.36	.39	(.22)	(.09)
Net gain (loss) on investments (realized and unrealized)	(14.84)	7.88	(11.90)	4.13	8.26
Total from investment operations	(15.12)	8.24	(11.51)	3.91	8.17
Less distributions from:
Net investment income	(24.01)	(.45)	(23.56)	(1.32)	—
Total distributions	(24.01)	(.45)	(23.56)	(1.32)	—
Net asset value, end of period	$21.93	$61.06	$53.27	$88.34	$85.75

Total Return[b]	(23.58%)	15.47%	(15.47%)	4.68%	10.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$211	$592	$830	$819	$875
Ratios to average net assets:
Net investment income (loss)	(0.65%)	0.60%	0.44%	(0.28%)	(1.02%)
Total expenses[c]	1.79%	1.88%	1.81%	1.73%	1.77%
Net expenses[d]	1.61%	1.73%	1.68%	1.63%	1.65%
Portfolio turnover rate	5%	—	65%	25%	208%

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
COMMODITIES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$51.84	$45.63	$79.89	$78.32	$71.38
Income (loss) from investment operations:
Net investment income (loss)[a]	(.50)	(.07)	(.41)	(.70)	(.11)
Net gain (loss) on investments (realized and unrealized)	(12.74)	6.73	(10.29)	3.59	7.05
Total from investment operations	(13.24)	6.66	(10.70)	2.89	6.94
Less distributions from:
Net investment income	(24.01)	(.45)	(23.56)	(1.32)	—
Total distributions	(24.01)	(.45)	(23.56)	(1.32)	—
Net asset value, end of period	$14.59	$51.84	$45.63	$79.89	$78.32

Total Return[b]	(24.15%)	14.61%	(16.11%)	3.80%	9.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55	$111	$110	$332	$482
Ratios to average net assets:
Net investment income (loss)	(1.44%)	(0.13%)	(0.49%)	(0.94%)	(1.48%)
Total expenses[c]	2.54%	2.63%	2.55%	2.48%	2.51%
Net expenses[d]	2.36%	2.48%	2.42%	2.36%	2.38%
Portfolio turnover rate	5%	—	65%	25%	208%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
COMMODITIES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$61.10	$53.31	$88.39	$85.82	$77.69
Income (loss) from investment operations:
Net investment income (loss)[a]	(.34)	.35	.25	(.25)	(.07)
Net gain (loss) on investments (realized and unrealized)	(14.79)	7.89	(11.77)	4.14	8.20
Total from investment operations	(15.13)	8.24	(11.52)	3.89	8.13
Less distributions from:
Net investment income	(24.01)	(.45)	(23.56)	(1.32)	—
Total distributions	(24.01)	(.45)	(23.56)	(1.32)	—
Net asset value, end of period	$21.96	$61.10	$53.31	$88.39	$85.82

Total Return	(23.58%)	15.48%	(15.50%)	4.65%	10.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$855	$4,911	$8,744	$6,002	$7,386
Ratios to average net assets:
Net investment income (loss)	(0.77%)	0.59%	0.27%	(0.31%)	(0.87%)
Total expenses[c]	1.78%	1.89%	1.81%	1.74%	1.74%
Net expenses[d]	1.61%	1.74%	1.68%	1.65%	1.62%
Portfolio turnover rate	5%	—	65%	25%	208%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 1:12 reverse share split effective October 28, 2016.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At December 31, 2020, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Multi-Hedge Strategies Fund	Non-diversified
Commodities Strategy Fund	Non-diversified

At December 31, 2020, A-Class, C-Class, H-Class, P-Class, Institutional Class shares have been issued by the Funds.

The Commodities Strategy Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Consolidation of Subsidiary

Each of the consolidated financial statements of the Funds include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

Fund	Inception Date of Subsidary	Subsidary Net Assets at December 31, 2020	% of net Assets of the Fund at December 31, 2020
Multi-Hedge Strategies Fund	09/18/09	$2,108,260	4.2%
Commodities Strategy Fund	09/08/09	238,955	21.3%

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

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Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, the Board has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

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The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense

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is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(e) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(f) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(h) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2020, if any, are disclosed in the Funds’ Consolidated Statements of Assets and Liabilities.

(i) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend

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income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(j) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(k) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(l) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.09% at December 31, 2020.

(m) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Consolidated Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

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For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for over-the-counter (“OTC”) options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Multi-Hedge Strategies Fund	Hedge, Income	$34,374	$—

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statements of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedules of Investments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Multi-Hedge Strategies Fund	Hedge, Index exposure, Leverage, Liquidity, Speculation	$68,131,006	$35,538,678
Commodities Strategy Fund	Index exposure, Liquidity	1,886,307	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Multi-Hedge Strategies Fund	Hedge, Index exposure, Leverage, Liquidity, Speculation	$22,842,329	$17,597,188

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Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Assets and Liabilities as of December 31, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Variation margin on futures contracts	Variation margin on futures contracts
Equity contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2020:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2020
Multi-Hedge Strategies Fund	$49,093	$2,816,255	$373,045	$94,738	$867,153	$4,200,284
Commodities Strategy Fund	—	—	—	—	61,294	61,294

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2020
Multi-Hedge Strategies Fund	$91,939	$2,142,786	$155,986	$3,223	$643,625	$3,037,559

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Consolidated Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Consolidated Statements of Assets and Liabilities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Operations for the year ended December 31, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Net realized gain (loss) on options written

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statements of Operations categorized by primary risk exposure for the year ended December 31, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Options Written Equity Risk	Total
Multi-Hedge Strategies Fund	$197,455	$2,345,639	$(48,571)	$209,618	$(220,581)	$4,024	$2,487,584
Commodities Strategy Fund	—	—	—	—	(432,755)	—	(432,755)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Options Written Equity Risk	Total
Multi-Hedge Strategies Fund	$115,072	$(506,460)	$255,695	$97,690	$238,952	$—	$200,949
Commodities Strategy Fund	—	—	—	—	(130,462)	—	(130,462)

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

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Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Assets Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Multi-Hedge Strategies Fund	Custom basket swap agreements	$2,816,255	$—	$2,816,255	$(2,142,786)	$—	$673,469

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Multi-Hedge Strategies Fund	Custom basket swap agreements	$2,142,786	$—	$2,142,786	$(2,142,786)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2020.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Multi-Hedge Strategies Fund	Goldman Sachs International	Futures contracts	$470,660	$—

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Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

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When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
> $1 billion - $2 billion	0.050%
> $2 billion	0.075%

GI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiaries, and may not be terminated by GI unless GI obtains the prior approval of the Funds’ Board for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2020, Multi-Hedge Strategies Fund and Commodities Strategy Fund waived $14,605 and $3,259, respectively, related to advisory fees in the Subsidiary.

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class shares, P-Class Shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an

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ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended December 31, 2020, GFD retained sales charges of $152,893 relating to sales of A-Class shares of the Trust.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2020, the Multi-Hedge Strategies Fund and Commodities Strategy Fund waived $13,866 and $802, respectively, related to investments in affiliated funds.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

At December 31, 2020, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
0.06%			0.13%
Due 01/04/21	$139,293,770	$139,294,699	07/31/22	$75,740,000	$75,786,330
			U.S. Treasury Bill
			0.00%
			02/23/21	57,662,600	57,657,295
			U.S. Treasury Strip
			0.00%
			08/15/23	8,671,437	8,636,040
				142,074,037	142,079,665

Barclays Capital, Inc.			U.S. Treasury Note
0.06%			1.75%
Due 01/04/21	58,031,279	58,031,666	06/30/22	57,795,700	59,191,929

BofA Securities, Inc.			U.S. Treasury Note
0.06%			1.50%
Due 01/04/21	53,732,665	53,733,023	11/30/24	52,215,500	54,807,345

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax

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years, and has concluded that no provision for income tax is required in the Funds’ consolidated financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The Funds intend to invest up to 25% of their assets in the respective Subsidiary, which is expected to provide the Funds with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Funds have received a private letter ruling from the IRS that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

The tax character of distributions paid during the year ended December 31, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Multi-Hedge Strategies Fund	$564,222	$—	$564,222
Commodities Strategy Fund	741,161	—	741,161

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Multi-Hedge Strategies Fund	$784,640	$—	$784,640
Commodities Strategy Fund	42,576	—	42,576

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2020 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Multi-Hedge Strategies Fund	$68	$—	$(3,208,845)	$(388,155)	$(3,596,932)
Commodities Strategy Fund	—	—	(3,178,659)	(51,827)	(3,230,486)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2020, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Multi-Hedge Strategies Fund	$(102,228)	$—	$(102,228)
Commodities Strategy Fund	(35,715)	(16,112)	(51,827)

For the year ended December 31, 2020, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Multi-Hedge Strategies Fund	$3,194,481

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in subsidiaries, the “mark-to-market” of certain derivatives, the tax treatment of net operating losses, investments in securities sold short, investments in real estate investment trusts, foreign currency gains and losses, losses deferred due to wash sales, special dividends, and investments in swaps. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Consolidated Statements of Assets and Liabilities as of December 31, 2020 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Multi-Hedge Strategies Fund	$(242,935)	$242,935
Commodities Strategy Fund	(451,080)	451,080

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At December 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Multi-Hedge Strategies Fund	$42,942,916	$2,945,708	$(6,153,710)	$(3,208,002)
Commodities Strategy Fund	4,414,847	—	(3,178,659)	(3,178,659)

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2020, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until January 1, 2021:

Fund	Ordinary	Capital
Multi-Hedge Strategies Fund	$(200,275)	$—

Note 8 – Securities Transactions

For the year ended December 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Multi-Hedge Strategies Fund	$90,322,737	$86,476,913
Commodities Strategy Fund	30,000	1,260,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2020, the Funds did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 9 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expired June 8, 2020. On March 30, 2020, the Board approved increasing the line of credit from $75,000,000 to $150,000,000. On June 8, 2020, the line of credit agreement was renewed at the increased $150,000,000 amount and expires on June 7, 2021. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.54% for the year ended December 31, 2020. The Funds did not have any borrowings outstanding under this agreement at December 31, 2020.

The average daily balance borrowed for the year ended December 31, 2020, was as follows:

Fund	Average Daily Balance
Multi-Hedge Strategies Fund	$52

Note 10 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

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On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Rydex Series Funds. Defendants filed an opposition to the certiorari petition on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

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Note 11 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 12 – Subsequent Events

On February 10, 2021, the Trust, along with other affiliated trusts, increased the line of credit agreement with U.S. Bank, N.A. from $150,000,000 to $200,000,000.

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events, other than disclosed above, that would require adjustment to or disclosure in the Funds’ financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Multi-Hedge Strategies Fund and Commodities Strategy Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities of Guggenheim Multi-Hedge Strategies Fund and Commodities Strategy Fund (collectively referred to as the “Funds”), (two of the funds constituting Rydex Series Funds (the “Trust”)), including the consolidated schedules of investments, as of December 31, 2020, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of each of the Funds (two of the funds constituting Rydex Series Funds) at December 31, 2020, the consolidated results of their operations for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended and their consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 26, 2021

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2020, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction
Multi-Hedge Strategies Fund	0.00%	25.95%

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)[1]	Trustee	Since 2019	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)[1]	Trustee	Since 2019	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Roman Friedrich III (1946)[1]	Trustee	Since 2019	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (3) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.
[1]	Under the Fund’s Independent Trustees Retirement Policy, Messrs. Chubb, Farley and Friedrich are expected to retire in 2021.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request. Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Rydex Series Funds (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk.In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018, through March 31, 2020. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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12.31.2020

Guggenheim Funds Annual Report

Guggenheim Alternative Fund
Guggenheim Managed Futures Strategy Fund

GuggenheimInvestments.com	RMFSF-ANN-1220x1221

TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
MANAGED FUTURES STRATEGY FUND	9
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	27
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45
OTHER INFORMATION	47
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	49
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	56
LIQUIDITY RISK MANAGEMENT PROGRAM	61

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2020

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”), is pleased to present the annual shareholder report for the Managed Futures Strategy Fund (the “Fund”) that is part of the Rydex Series Funds. This report covers performance of the Fund for the annual period ended December 31, 2020.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

December 31, 2020

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

The Managed Futures Strategy Fund may not be suitable for all investors. ●The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses. ● The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund‘s exposure to high yield, asset backed and mortgaged backed securities may subject the Fund to greater volatility. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The Fund’s exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. ● See the prospectus for more information on these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2020

In what could have been one of the worst years on record for equity investors due to the devastating human and economic cost of the COVID-19 pandemic combined with political unrest in the U.S., the 12-month period ended December 31, 2020, witnessed the Standard & Poor’s 500® (“S&P 500®”) Index reach a record high of 3,756.07 from 3,234.85 at the start of the year. This was despite plummeting to 2,237.40 on March 23, 2020 as the effects of the pandemic caused the U.S. economy to stall. This dramatic change in fortune for equity markets was due in large part by a swift, sweeping response to the economic shutdown in March 2020 by the U.S. Federal Reserve (the “Fed”), which has continued to signal its intention to use ultra-accommodative monetary policy to strive toward full employment and 2% inflation via unprecedented measures. The central bank’s commitment to keeping interest rates near zero and its bond-buying program to lessen the risk of corporate defaults resulted in bountiful debt issuance by corporate borrowers and a growing confidence among equity investors that the investment environment would remain benign for the foreseeable future.

As such, our economic outlook for the coming year is positive, owing to another round of COVID-19 relief and more planned by the new administration, plus the expectation for a successful vaccine distribution. The new package, titled the Coronavirus Response and Relief Supplemental Appropriations Act, delivers a $900 billion injection into the economy, bringing total COVID-related aid to over $3.5 trillion including the 2020 bill, or roughly 8.5% of 2020–2021 gross domestic product (“GDP”). On this measure, it is already 3.5x more than the stimulus delivered in the five years following the financial crisis.

The latest round of fiscal stimulus should cause a surge in personal income during the first quarter, and a significant percentage of the population should be vaccinated or immune from prior infection by mid-2021. It is likely that local governments will be able to begin to relax restrictions even before herd immunity is reached since hospitalizations should fall once the elderly are vaccinated. As we move through the year, consumer spending growth should start to accelerate, spurred on by elevated personal savings and strong gains in household net worth. Elsewhere, the housing market will continue to benefit from tight supply and low interest rates, and business investment should rebound as corporations look to put to work record levels of precautionary cash. As a result, we expect real GDP growth to be well above potential for the year.

If the unemployment rate continues to fall at its recent pace and inflation picks up with its usual six-quarter lag behind economic activity, the experience of prior cycles would suggest that the Fed could start its hiking cycle as early as late-2022. However, the change in the Fed’s playbook will keep it sidelined for years as it looks to make up for shortfalls related to its 2% inflation target and no longer worries about an overly tight labor market.

This means the Fed is likely to keep rates at zero for several years beyond the late-2023 liftoff currently priced into the bond market. Similarly, the odds are low of a tapering of the Fed’s bond purchases in 2021. While we believe the government response to the pandemic was necessary and appropriate, investors are already paying some price with more elevated valuations due in part

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2020

to the Fed’s aggressive relaunch of quantitative easing. Under these circumstances, investors will likely continue to take on more risk as long as more fiscal support is underway and while the Fed remains willing to backstop credit markets to support financial conditions.

For the 12-month period ended December 31, 2020, the S&P 500® Index* returned 18.40%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 7.82%. The return of the MSCI Emerging Markets Index* was 15.84%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 7.51% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 7.11%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.67% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

SG (“Societe Generale”) CTA Index is designed to track the largest 20 (by assets under management) Commodity Trading Advisors, or CTAs, and be representative of the managed futures space. The CTA Index is equally weighted, and reblanced and reconstituted annually.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2020 and ending December 31, 2020.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Managed Futures Strategy Fund
A-Class	1.72%	1.00%	$ 1,000.00	$ 1,010.00	$ 8.71
C-Class	2.48%	0.60%	1,000.00	1,006.00	12.54
P-Class	1.73%	0.98%	1,000.00	1,009.80	8.76
Institutional Class	1.47%	1.10%	1,000.00	1,011.00	7.45

Table 2. Based on hypothetical 5% return (before expenses)
Managed Futures Strategy Fund
A-Class	1.72%	5.00%	$ 1,000.00	$ 1,016.53	$ 8.74
C-Class	2.48%	5.00%	1,000.00	1,012.70	12.58
P-Class	1.73%	5.00%	1,000.00	1,016.48	8.79
Institutional Class	1.47%	5.00%	1,000.00	1,017.80	7.48

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period June 30, 2020 to December 31, 2020.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2020

MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to achieve absolute returns.

For the one-year period ended December 31, 2020, the Managed Futures Strategy Fund Institutional shares returned 2.29%. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the Fund’s benchmark, returned 0.67%.

The Fund is comprised of multiple proprietary strategies designed to systematically exploit market inefficiencies in futures markets around the globe.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2020, investment in the Short Term Investment Vehicles benefited Fund performance.

The Fund underperformed the SG CTA Index for the year, which returned 3.16%.

For the one-year period ending December 31, 2020, positions in fixed income, volatility, equity indexes, and commodities all contributed positively to the Fund’s return. Positions in currencies detracted from performance in 2020. Among the futures that contributed the most to performance were positions in soybeans, NASDAQ 100, gold, FTSE Taiwan, and U.S. Government 30-Year Bond.

The Fund held derivatives for a number of reasons, including liquidity, leverage, speculation, and hedging. Derivatives were liquid and allowed the Fund to gain leveraged access to markets in order to express investment views and to hedge exposures. Futures are an integral part of a managed futures strategy, and therefore derivatives performance was the primary driver of the Fund’s performance for the period.

Performance displayed represents past performance which is no guarantee of future results.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2020

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 2, 2007
C-Class	March 2, 2007
P-Class	March 2, 2007
Institutional Class	May 3, 2010

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	24.4%
Guggenheim Strategy Fund II	15.3%
Guggenheim Ultra Short Duration Fund — Institutional Class	11.3%
Total	51.0%

“Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2020

Cumulative Fund Performance*

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2020

Average Annual Returns*

Periods Ended December 31, 2020

	1 Year	5 Year	10 Year
A-Class Shares	2.01%	(1.70%)	(1.51%)
A-Class Shares with sales charge‡	(2.86%)	(2.65%)	(1.99%)
C-Class Shares	1.25%	(2.43%)	(2.25%)
C-Class Shares with CDSC§	0.31%	(2.43%)	(2.25%)
P-Class Shares	2.05%	(1.66%)	(1.49%)
Institutional Class Shares	2.29%	(1.46%)	(1.27%)
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.67%	1.20%	0.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and P-Class shares only; performance for C-Class shares and Institutional Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2020
MANAGED FUTURES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 51.0%
Guggenheim Strategy Fund III[1]	223,685	$5,614,498
Guggenheim Strategy Fund II1	140,642	3,510,413
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	259,982	2,594,622
Total Mutual Funds
(Cost $11,605,971)		11,719,533

	Face Amount
U.S. TREASURY BILLS†† - 10.9%
U.S. Treasury Bills
0.08% due 01/28/21[2,3]	$2,490,000	2,489,904
Total U.S. Treasury Bills
(Cost $2,489,855)		2,489,904

REPURCHASE AGREEMENTS††,4 - 37.0%
J.P. Morgan Securities LLC issued 12/31/20 at 0.06% due 01/04/21	4,717,523	4,717,523
Barclays Capital, Inc. issued 12/31/20 at 0.06% due 01/04/21	1,965,371	1,965,371
BofA Securities, Inc. issued 12/31/20 at 0.06% due 01/04/21	1,819,787	1,819,787
Total Repurchase Agreements
(Cost $8,502,681)		8,502,681

Total Investments - 98.9%
(Cost $22,598,507)		$22,712,118
Other Assets & Liabilities, net - 1.1%		258,648
Total Net Assets - 100.0%		$22,970,766

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Commodity Futures Contracts Purchased†
Soybean Futures Contracts	16	Mar 2021	$1,048,000	$91,208
Wheat Futures Contracts	45	Jul 2021	1,417,500	76,431
Sugar #11 Futures Contracts	98	Apr 2021	1,612,374	63,055
Live Cattle Futures Contracts	45	Jun 2021	2,064,150	47,769
Corn Futures Contracts	16	Mar 2021	388,600	46,907
Copper Futures Contracts	8	Mar 2021	704,800	46,701
Gasoline RBOB Futures Contracts	15	Jan 2021	889,182	37,707
Soybean Oil Futures Contracts	15	Mar 2021	381,960	31,557
Sugar #11 Futures Contracts	7	Feb 2021	121,520	17,856
Cotton #2 Futures Contracts	7	Mar 2021	273,735	17,808
Gold 100 oz. Futures Contracts	2	Feb 2021	380,740	12,034
Soybean Meal Futures Contracts	11	Mar 2021	472,010	11,587
Silver Futures Contracts	1	Mar 2021	132,775	10,522
Hard Red Winter Wheat Futures Contracts	5	Mar 2021	151,438	9,960

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MANAGED FUTURES STRATEGY FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Brent Crude Futures Contracts	4	Jan 2021	$206,880	$8,963
WTI Crude Futures Contracts	5	Jan 2021	242,250	6,442
Sugar #11 Futures Contracts	20	Jun 2021	317,632	2,625
Platinum Futures Contracts	1	Apr 2021	54,045	1,862
Wheat Futures Contracts	1	Mar 2021	32,088	1,297
Cocoa Futures Contracts	2	Mar 2021	51,940	(1,076)
LME Nickel Futures Contracts	3	Feb 2021	298,548	(1,921)
LME Primary Aluminum Futures Contracts	4	Feb 2021	198,273	(4,964)
LME Lead Futures Contracts	5	Feb 2021	248,638	(14,784)
LME Zinc Futures Contracts	7	Feb 2021	479,808	(19,094)
Natural Gas Futures Contracts	35	Feb 2021	885,850	(44,559)
			$13,054,736	$455,893
Currency Futures Contracts Purchased†
British Pound Futures Contracts	40	Mar 2021	$3,420,250	$78,980
Australian Dollar Futures Contracts	19	Mar 2021	1,465,660	46,149
Canadian Dollar Futures Contracts	72	Mar 2021	5,659,560	32,492
Euro FX Futures Contracts	22	Mar 2021	3,364,900	25,199
New Zealand Dollar Futures Contracts	16	Mar 2021	1,151,520	24,360
Japanese Yen Futures Contracts	27	Mar 2021	3,271,219	21,895
Mexican Peso Futures Contracts	35	Mar 2021	872,900	402
			$19,206,009	$229,477
Equity Futures Contracts Purchased†
FTSE Taiwan Index Futures Contracts	19	Jan 2021	$969,570	$30,749
NASDAQ-100 Index Mini Futures Contracts	2	Mar 2021	514,770	18,723
DAX Index Futures Contracts††	1	Mar 2021	419,336	18,606
Amsterdam Index Futures Contracts††	4	Jan 2021	614,350	10,892
S&P 500 Index Mini Futures Contracts	4	Mar 2021	748,850	10,666
Russell 2000 Index Mini Futures Contracts	3	Mar 2021	296,130	8,162
Nikkei 225 (OSE) Index Futures Contracts	1	Mar 2021	266,868	7,767
MSCI Emerging Markets Index Futures Contracts	5	Mar 2021	321,975	7,412
S&P MidCap 400 Index Mini Futures Contracts	1	Mar 2021	230,260	6,054
Tokyo Stock Price Index Futures Contracts	1	Mar 2021	175,840	5,847
MSCI EAFE Index Futures Contracts	2	Mar 2021	213,050	4,857
Euro STOXX 50 Index Futures Contracts††	3	Mar 2021	130,314	2,940
FTSE/JSE TOP 40 Index Futures Contracts††	5	Mar 2021	187,692	2,280
SPI 200 Index Futures Contracts	3	Mar 2021	383,241	2,057
CAC 40 10 Euro Index Futures Contracts††	4	Jan 2021	273,105	2,057
Dow Jones Industrial Average Index Mini Futures Contracts	1	Mar 2021	152,340	1,768
OMX Stockholm 30 Index Futures Contracts††	3	Jan 2021	68,726	1,430
HSCEI Index Futures Contracts††	1	Jan 2021	68,195	1,223
CBOE Volatility Index Futures Contracts	1	Jun 2021	25,950	249

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MANAGED FUTURES STRATEGY FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
CBOE Volatility Index Futures Contracts	14	Jan 2021	$331,520	$(3,679)
S&P/TSX 60 IX Index Futures Contracts	2	Mar 2021	323,234	(3,925)
			$6,715,316	$136,135
Interest Rate Futures Contracts Purchased†
Australian Government 10 Year Bond Futures Contracts	48	Mar 2021	$5,449,969	$19,671
U.S. Treasury 2 Year Note Futures Contracts	88	Mar 2021	19,444,563	18,298
U.S. Treasury 5 Year Note Futures Contracts	49	Mar 2021	6,180,891	13,439
U.S. Treasury 10 Year Note Futures Contracts	51	Mar 2021	7,038,797	7,746
Euro - Bund Futures Contracts††	12	Mar 2021	2,607,918	6,933
Australian Government 3 Year Bond Futures Contracts	279	Mar 2021	25,260,171	6,821
Long Gilt Futures Contracts††	4	Mar 2021	740,998	6,655
Canadian Government 10 Year Bond Futures Contracts††	11	Mar 2021	1,289,280	5,193
Euro - Bobl Futures Contracts††	8	Mar 2021	1,322,287	618
U.S. Treasury Long Bond Futures Contracts	1	Mar 2021	172,938	(1,674)
			$69,507,812	$83,700
Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	14	Feb 2021	$357,840	$23,050
CBOE Volatility Index Futures Contracts	7	Mar 2021	180,530	135
Dow Jones Industrial Average Index Mini Futures Contracts	1	Mar 2021	152,340	(1,142)
HSCEI Index Futures Contracts††	3	Jan 2021	204,586	(3,268)
FTSE 100 Index Futures Contracts††	6	Mar 2021	532,759	(5,774)
Euro STOXX 50 Index Futures Contracts††	5	Mar 2021	217,190	(7,597)
			$1,645,245	$5,404
Interest Rate Futures Contracts Sold Short†
Euro - Schatz Futures Contracts††	84	Mar 2021	$11,524,340	$3,233
Canadian Government 10 Year Bond Futures Contracts††	21	Mar 2021	2,461,353	154
Euro - BTP Italian Government Bond Futures Contracts††	5	Mar 2021	929,313	(651)
Long Gilt Futures Contracts††	15	Mar 2021	2,778,743	(3,212)
U.S. Treasury Ultra Long Bond Futures Contracts	1	Mar 2021	213,063	(3,377)
Euro - Bund Futures Contracts††	12	Mar 2021	2,607,918	(3,807)
Euro - OATS Futures Contracts††	17	Mar 2021	3,490,775	(6,726)
			$24,005,505	$(14,386)
Currency Futures Contracts Sold Short†
Swiss Franc Futures Contracts	46	Mar 2021	$6,508,425	$(14,179)
Australian Dollar Futures Contracts	15	Mar 2021	1,157,100	(19,780)
			$7,665,525	$(33,959)
Commodity Futures Contracts Sold Short†
Natural Gas Futures Contracts	11	Jan 2021	$279,400	$4,942
LME Primary Aluminum Futures Contracts	2	Feb 2021	99,137	1,320

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MANAGED FUTURES STRATEGY FUND

Futures Contracts (concluded)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Cocoa Futures Contracts	1	Mar 2021	$25,970	$(313)
NY Harbor ULSD Futures Contracts	2	Jan 2021	124,706	(333)
Lean Hogs Futures Contracts	1	Feb 2021	28,140	(1,123)
Red Spring Wheat Futures Contracts	1	Mar 2021	30,000	(2,138)
Corn Futures Contracts	1	Mar 2021	24,288	(2,940)
Cattle Feeder Futures Contracts	5	Mar 2021	350,313	(3,128)
Hard Red Winter Wheat Futures Contracts	3	Mar 2021	90,863	(3,922)
Live Cattle Futures Contracts	5	Feb 2021	230,250	(3,965)
Low Sulphur Gas Oil Futures Contracts	9	Feb 2021	384,525	(20,490)
Gasoline RBOB Futures Contracts	11	Mar 2021	706,259	(20,709)
Coffee ‘C’ Futures Contracts	6	Mar 2021	286,425	(27,419)
Wheat Futures Contracts	42	Mar 2021	1,347,675	(28,101)
Live Cattle Futures Contracts	37	Apr 2021	1,765,640	(31,751)
Natural Gas Futures Contracts	45	Mar 2021	1,146,150	(45,115)
Sugar #11 Futures Contracts	80	Feb 2021	1,388,800	(79,519)
			$8,308,541	$(264,704)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2020.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2020
MANAGED FUTURES STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2020 (See Note 4 in the Consolidated Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$11,719,533	$—	$—	$11,719,533
U.S. Treasury Bills	—	2,489,904	—	2,489,904
Repurchase Agreements	—	8,502,681	—	8,502,681
Commodity Futures Contracts**	548,553	—	—	548,553
Currency Futures Contracts**	229,477	—	—	229,477
Equity Futures Contracts**	127,496	39,428	—	166,924
Interest Rate Futures Contracts**	65,975	22,786	—	88,761
Total Assets	$12,691,034	$11,054,799	$—	$23,745,833

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Commodity Futures Contracts**	$357,364	$—	$—	$357,364
Currency Futures Contracts**	33,959	—	—	33,959
Equity Futures Contracts**	8,746	16,639	—	25,385
Interest Rate Futures Contracts**	5,051	14,396	—	19,447
Total Liabilities	$405,120	$31,035	$—	$436,155

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2020
MANAGED FUTURES STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended December 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Shares 12/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$4,666,613	$9,776,344	$(10,850,000)	$(169,555)	$87,011	$3,510,413	140,642	$76,267
Guggenheim Strategy Fund III	9,534,979	148,695	(4,150,000)	(49,658)	130,482	5,614,498	223,685	148,519
Guggenheim Ultra Short Duration Fund — Institutional Class	7,222,483	8,373,817	(12,900,000)	(130,022)	28,344	2,594,622	259,982	74,017
	$21,424,075	$18,298,856	$(27,900,000)	$(349,235)	$245,837	$11,719,533		$298,803

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
MANAGED FUTURES STRATEGY FUND

December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $2,489,855)	$2,489,904
Investments in affiliated issuers, at value (cost $11,605,971)	11,719,533
Repurchase agreements, at value (cost $8,502,681)	8,502,681
Segregated cash with broker	295,379
Receivables:
Variation margin on futures contracts	60,678
Fund shares sold	21,134
Dividends	14,790
Interest	14
Total assets	23,104,113

Liabilities:
Overdraft due to custodian bank	127
Payable for:
Fund shares redeemed	48,418
Management fees	16,994
Securities purchased	15,913
Professional fees	6,119
Transfer agent and administrative fees	5,180
Printing fees	4,242
Distribution and service fees	3,912
Portfolio accounting fees	1,926
Trustees’ fees*	552
Miscellaneous	29,964
Total liabilities	133,347
Commitments and contingent liabilities (Note 10)	—
Net assets	$22,970,766

Net assets consist of:
Paid in capital	$65,695,071
Total distributable earnings (loss)	(42,724,305)
Net assets	$22,970,766

A-Class:
Net assets	$6,305,880
Capital shares outstanding	351,199
Net asset value per share	$17.96
Maximum offering price per share (Net asset value divided by 95.25%)	$18.86

C-Class:
Net assets	$1,121,386
Capital shares outstanding	70,077
Net asset value per share	$16.00

P-Class:
Net assets	$7,741,481
Capital shares outstanding	429,356
Net asset value per share	$18.03

Institutional Class:
Net assets	$7,802,019
Capital shares outstanding	422,019
Net asset value per share	$18.49

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

CONSOLIDATED STATEMENT OF OPERATIONS
MANAGED FUTURES STRATEGY FUND

Year Ended December 31, 2020

Investment Income:
Dividends from securities of affiliated issuers	$298,803
Interest	29,299
Total investment income	328,102

Expenses:
Management fees	285,121
Distribution and service fees:
A-Class	17,231
C-Class	14,485
P-Class	29,989
Transfer agent and administrative fees	83,093
Professional fees	37,021
Portfolio accounting fees	29,182
Trustees’ fees*	8,704
Custodian fees	4,644
Miscellaneous	25,327
Total expenses	534,797
Less:
Expenses waived by Adviser	(33,997)
Net expenses	500,800
Net investment loss	(172,698)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	13
Investments in affiliated issuers	(349,235)
Futures contracts	214,867
Foreign currency transactions	560
Net realized loss	(133,795)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	127
Investments in affiliated issuers	245,837
Futures contracts	735,001
Foreign currency translations	(445)
Net change in unrealized appreciation (depreciation)	980,520
Net realized and unrealized gain	846,725
Net increase in net assets resulting from operations	$674,027

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MANAGED FUTURES STRATEGY FUND

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(172,698)	$262,823
Net realized gain (loss) on investments	(133,795)	2,552,599
Net change in unrealized appreciation (depreciation) on investments	980,520	(723,368)
Net increase in net assets resulting from operations	674,027	2,092,054

Distributions to shareholders:
A-Class	(451,080)	—
C-Class	(80,374)	—
P-Class	(543,862)	—
Institutional Class	(548,863)	—
Total distributions to shareholders	(1,624,179)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	2,075,146	4,902,512
C-Class	121,954	88,090
P-Class	51,171,335	4,724,755
Institutional Class	7,313,155	3,973,680
Distributions reinvested
A-Class	436,975	—
C-Class	80,300	—
P-Class	532,574	—
Institutional Class	546,866	—
Cost of shares redeemed
A-Class	(2,942,119)	(5,060,110)
C-Class	(835,458)	(3,001,984)
P-Class	(54,761,136)	(8,419,838)
Institutional Class	(6,807,075)	(4,969,114)
Net decrease from capital share transactions	(3,067,483)	(7,762,009)
Net decrease in net assets	(4,017,635)	(5,669,955)

Net assets:
Beginning of year	26,988,401	32,658,356
End of year	$22,970,766	$26,988,401

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MANAGED FUTURES STRATEGY FUND

	Year Ended December 31, 2020	Year Ended December 31, 2019
Capital share activity:
Shares sold
A-Class	108,202	253,438
C-Class	7,056	5,252
P-Class	2,659,332	249,695
Institutional Class	372,363	198,858
Shares issued from reinvestment of distributions
A-Class	24,786	—
C-Class	5,108	—
P-Class	30,072	—
Institutional Class	30,130	—
Shares redeemed
A-Class	(152,744)	(267,264)
C-Class	(48,680)	(179,550)
P-Class	(2,836,006)	(446,211)
Institutional Class	(349,861)	(255,769)
Net decrease in shares	(150,242)	(441,551)

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Per Share Data
Net asset value, beginning of period	$18.96	$17.65	$19.19	$18.71	$23.21
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	.15	.15	.04	— [b]
Net gain (loss) on investments (realized and unrealized)	.48	1.16	(1.69)	1.34	(3.53)
Total from investment operations	.36	1.31	(1.54)	1.38	(3.53)
Less distributions from:
Net investment income	(1.36)	—	—	(.90)	(.97)
Total distributions	(1.36)	—	—	(.90)	(.97)
Net asset value, end of period	$17.96	$18.96	$17.65	$19.19	$18.71

Total Return[c]	2.01%	7.42%	(8.03%)	7.41%	(15.18%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,306	$7,033	$6,793	$10,621	$22,734
Ratios to average net assets:
Net investment income (loss)	(0.62%)	0.82%	0.80%	0.21%	(0.02%)
Total expenses[d]	1.87%	1.90%	1.84%	1.78%	1.84%
Net expenses[e]	1.75%	1.80%	1.79%	1.72%	1.76%
Portfolio turnover rate	111%	26%	21%	68%	16%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Per Share Data
Net asset value, beginning of period	$17.03	$15.97	$17.49	$17.26	$21.65
Income (loss) from investment operations:
Net investment income (loss)[a]	(.23)	.01	.01	(.10)	(.16)
Net gain (loss) on investments (realized and unrealized)	.41	1.05	(1.53)	1.23	(3.26)
Total from investment operations	.18	1.06	(1.52)	1.13	(3.42)
Less distributions from:
Net investment income	(1.21)	—	—	(.90)	(.97)
Total distributions	(1.21)	—	—	(.90)	(.97)
Net asset value, end of period	$16.00	$17.03	$15.97	$17.49	$17.26

Total Return[c]	1.25%	6.64%	(8.69%)	6.64%	(15.81%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,121	$1,815	$4,485	$8,234	$11,245
Ratios to average net assets:
Net investment income (loss)	(1.37%)	0.06%	0.04%	(0.56%)	(0.81%)
Total expenses[d]	2.62%	2.65%	2.59%	2.53%	2.61%
Net expenses[e]	2.50%	2.57%	2.53%	2.47%	2.54%
Portfolio turnover rate	111%	26%	21%	68%	16%

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Per Share Data
Net asset value, beginning of period	$19.00	$17.70	$19.23	$18.71	$23.20
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	.15	.15	.06	(.01)
Net gain (loss) on investments (realized and unrealized)	.49	1.15	(1.68)	1.36	(3.51)
Total from investment operations	.37	1.30	(1.53)	1.42	(3.52)
Less distributions from:
Net investment income	(1.34)	—	—	(.90)	(.97)
Total distributions	(1.34)	—	—	(.90)	(.97)
Net asset value, end of period	$18.03	$19.00	$17.70	$19.23	$18.71

Total Return	2.05%	7.34%	(7.96%)	7.68%	(15.18%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,741	$10,946	$13,669	$21,426	$77,859
Ratios to average net assets:
Net investment income (loss)	(0.63%)	0.82%	0.80%	0.29%	(0.07%)
Total expenses[d]	1.88%	1.90%	1.84%	1.78%	1.87%
Net expenses[e]	1.77%	1.81%	1.78%	1.72%	1.79%
Portfolio turnover rate	111%	26%	21%	68%	16%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Per Share Data
Net asset value, beginning of period	$19.48	$18.09	$19.61	$19.07	$23.56
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	.21	.20	.08	.04
Net gain (loss) on investments (realized and unrealized)	.49	1.18	(1.72)	1.36	(3.56)
Total from investment operations	.41	1.39	(1.52)	1.44	(3.52)
Less distributions from:
Net investment income	(1.40)	—	—	(.90)	(.97)
Total distributions	(1.40)	—	—	(.90)	(.97)
Net asset value, end of period	$18.49	$19.48	$18.09	$19.61	$19.07

Total Return	2.29%	7.68%	(7.75%)	7.69%	(14.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,802	$7,195	$7,711	$10,339	$6,151
Ratios to average net assets:
Net investment income (loss)	(0.38%)	1.07%	1.05%	0.41%	0.20%
Total expenses[d]	1.61%	1.65%	1.59%	1.53%	1.61%
Net expenses[e]	1.49%	1.55%	1.54%	1.46%	1.54%
Portfolio turnover rate	111%	26%	21%	68%	16%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At December 31, 2020, the Trust consisted of fifty-two funds (the “Funds”).

This report covers the Managed Futures Strategy Fund (the “Fund”), a diversified investment company. At December 31, 2020, only A-Class, C-Class, P-Class and Institutional Class shares have been issued by the Fund.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of the Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Fund.

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

A summary of the Fund’s investment in its Subsidiary is as follows:

Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2020	% of Net Assets of the Fund at December 31, 2020
05/01/08	$2,338,241	10.2%

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(c) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis.

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(f) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(g) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(h) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.09% at December 31, 2020.

(i) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statement of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Hedge, Leverage, Liquidity, Speculation	$108,192,781	$48,785,626

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Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of December 31, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate/Currency/Commodity contracts	Variation margin on futures contracts	—

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at December 31, 2020:

Asset Derivative Investments Value
Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2020
$166,924	$229,477	$88,761	$548,553	$1,033,715

Liability Derivative Investments Value
Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2020
$25,385	$33,959	$19,447	$357,364	$436,155

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Consolidated Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended December 31, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/Currency/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statement of Operations categorized by primary risk exposure for the year ended December 31, 2020:

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
$373,816	$(997,560)	$919,273	$(80,662)	$214,867

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
$157,424	$227,959	$206,706	$142,912	$735,001

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs over-the-counter (“OTC”) derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. The Fund does not have any derivative financial instruments that are subject to enforceable master netting arrangements as of December 31, 2020.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2020.

Counterparty	Asset Type	Cash Pledged	Cash Received
Goldman Sachs International	Futures contracts	$295,379	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets of the Fund.

GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2020, the Fund waived $22,478 related to advisory fees in the Subsidiary.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class and P-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

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The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended December 31, 2020, GFD retained sales charges of $152,893 relating to sales of A-Class shares of the Trust.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2020, the Fund waived $11,519 related to investments in affiliated funds.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Fund’s custodian. As custodian, U.S. Bank is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Fund transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2020, the repurchase agreements in the joint account were as follows:

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
0.06%			0.13%
Due 01/04/21	$139,293,770	$139,294,699	07/31/22	$75,740,000	$75,786,330
			U.S. Treasury Bill
			0.00%
			02/23/21	57,662,600	57,657,295
			U.S. Treasury Strip
			0.00%
			08/15/23	8,671,437	8,636,040
				142,074,037	142,079,665
Barclays Capital, Inc.			U.S. Treasury Note
0.06%			1.75%
Due 01/04/21	58,031,279	58,031,666	06/30/22	57,795,700	59,191,929

BofA Securities, Inc.			U.S. Treasury Note
0.06%			1.50%
Due 01/04/21	53,732,665	53,733,023	11/30/24	52,215,500	54,807,345

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

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The Fund intends to invest up to 25% of its assets in the Subsidiary which is expected to provide the Fund with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the IRS that concludes that the income the Fund receives from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

The tax character of distributions paid during the year ended December 31, 2020 was as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
$1,624,179	$—	$—	$1,624,179

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2020 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
$—	$—	$(16,482,574)	$(27,357,804)	$(43,840,378)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2020, capital loss carryforwards for the Fund were as follows:

Unlimited
Short-Term	Long-Term	Total Capital Loss Carryforward
$(4,647,090)	$(22,710,714)	$(27,357,804)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For the year ended December 31, 2020, the following capital loss carryforward amounts were utilized:

Utilized
$261,094

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in subsidiaries, foreign currency gains and losses, the tax treatment of net operating losses, losses deferred due to wash sales, and the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Consolidated Statement of Assets and Liabilities as of December 31, 2020 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$(168,811)	$168,811

At December 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$47,017,716	$—	$(16,482,256)	$(16,482,256)

Note 8 – Securities Transactions

For the year ended December 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$18,298,856	$27,900,000

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The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2020, the Fund did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 9 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expired June 8, 2020. On March 30, 2020, the Board approved increasing the line of credit from $75,000,000 to $150,000,000. On June 8, 2020, the line of credit agreement was renewed at the increased $150,000,000 amount and expires on June 7, 2021. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.54% for the year ended December 31, 2020. The Fund did not have any borrowings outstanding under this agreement at or during the year December 31, 2020.

Note 10 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Rydex Series Funds. Defendants filed an opposition to the certiorari petition on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 11 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 12 – Subsequent Events

On February 10, 2021, the Trust, along with other affiliated trusts, increased the line of credit agreement with U.S. Bank, N.A. from $150,000,000 to $200,000,000.

The Fund evaluated subsequent events through the date the consolidated financial statements were available for issue and determined there were no material events, other than disclosed above, that would require adjustment to or disclosure in the Fund’s consolidated financial statements.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Managed Futures Strategy Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Guggenheim Managed Futures Strategy Fund (the “Fund”) (one of the funds constituting Rydex Series Funds (the “Trust”)), including the consolidated schedule of investments, as of December 31, 2020, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Rydex Series Funds) at December 31, 2020, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, transfer agent,

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 26, 2021

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Consolidated Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

OTHER INFORMATION (Unaudited)(concluded)

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)[1]	Trustee	Since 2019	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Jerry B. Farley (1946)[1]	Trustee	Since 2019	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)[1]	Trustee	Since 2019	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (3) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.
[1]	Under the Fund’s Independent Trustees Retirement Policy, Messrs. Chubb, Farley and Friedrich are expected to retire in 2021.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Rydex Series Funds (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018, through March 31, 2020. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2020 and December 31, 2019 were $96,915 and $94,462, respectively.

(b) Audit Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2020 and December 31, 2019 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2020 and December 31, 2019 were $0 and $0, respectively.

(c) Tax Fees: The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2020 and December 31, 2019 were $36,979, and $40,936, respectively.

(d) All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2020 and December 31, 2019 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures.

1. (1) Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

1.	Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)	For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Principal/Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)	The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

2.	Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a.	Pre-Approval Requirements

i.	Categories of Services to be Reviewed and Considered for Pre-Approval

1.	Audit Services

a.	Annual financial statement audits

b.	Seed audits (related to new product filings, as required)

c.	SEC and regulatory filings and consents

2.	Audit-Related Services

a.	Accounting consultations

b.	Fund merger/reorganization support services

c.	Other accounting related matters

d.	Agreed upon procedures reports

e.	Attestation reports

f.	Other internal control reports

3.	Tax Services

a.	Recurring tax services:

i.	Preparation of Federal and state income tax returns, including extensions

ii.	Preparation of calculations of taxable income, including fiscal year tax designations

iii.	Preparation of annual Federal excise tax returns (if applicable)

iv.	Preparation of calendar year excise distribution calculations

v.	Calculation of tax equalization on an as-needed basis

vi.	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

vii.	Preparation of the estimated excise distribution calculations on an as-needed basis

viii.	Preparation of calendar year shareholder reporting designations on Form 1099

ix.	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

x.	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

xi.	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b.	Permissible non-recurring tax services upon request:

i.	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

ii.	Assistance with corporate actions and tax treatment of complex securities and structured products

iii.	Assistance with IRS ruling requests and calculation of deficiency dividends

iv.	Conduct training sessions for the Adviser’s internal tax resources

v.	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

vi.	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

vii.	RIC qualification reviews

viii.	Tax distribution analysis and planning

ix.	Tax authority examination services

x.	Tax appeals support services

xi.	Tax accounting methods studies

xii.	Fund merger, reorganization and liquidation support services

xiii.	Tax compliance, planning and advice services and related projects

xiv.	Assistance with out of state residency status

xv.	Provision of tax compliance services in India for Funds with direct investments in India

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

(f)  Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $36,979, and $40,936, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	March 5, 2021

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer, Chief Accounting Officer, and Treasurer

Date	March 5, 2021

*	Print the name and title of each signing officer under his or her signature.